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                                                                   EXHIBIT 10.28


                        NBCi/TELOCITY OPERATING AGREEMENT


        This Operating Agreement (the "Agreement") is made and entered into as of December 10, 1999 (the "Effective Date") between NBC Internet, Inc., a Delaware corporation, with its principal place of business at 225 Bush Street, San Francisco, California 94104 ("NBCi") and Telocity, Inc., a California corporation, with its principal place of business at 10355 N. De Anza Boulevard, Cupertino, California 95014-2027 ("Telocity"). Subject to the provisions of
Section 20.7, Telocity acknowledges that NBCi will fulfill its obligations under this Agreement itself and through various of its subsidiaries, including Snap! L.L.C. ("Snap"), a Delaware limited liability company and Xoom.com, Inc. ("Xoom"), a Delaware corporation. The parties hereby agree as follows:

1.      Background.

        1.1. Telocity is an emerging provider of branded, broadband services, currently and primarily provided through DSL, targeted specifically at the residential market space. Telocity will provide the next-generation of broadband services to consumers by deploying the first open, end-to-end platform for delivering digital services to, and throughout, the home.

        1.2. NBCi and/or its subsidiaries operate a search and aggregation "portal" site on the Web and a direct marketing site on the Web.

        1.3. Concurrently with this Agreement, Telocity, NBCi, NBC and others have entered into a Series C Preferred Stock Purchase Agreement dated December 10, 1999 ("Stock Purchase Agreement").

        1.4. Concurrently with this Agreement, Telocity and NBC have entered into a Letter Agreement dated December 10, 1999 ("Letter Agreement") whereby NBC will provide Telocity with certain television advertising services.

        1.5. Concurrently with this Agreement, Telocity and NBCi have entered into a Letter Agreement dated December 10, 1999 ("Letter Agreement") whereby NBCi will provide Telocity with certain television advertising services.

2. Certain Definitions. As used in this Agreement, the terms set forth below shall have the following meanings:

        2.1. "Above the Fold" means that a particular item on a Web page is viewable on a computer screen at an 800 x 600 pixels resolution when the User first accesses such Web page, without scrolling down to view more of the Web page.

        2.2.    "Additional Interfaces" shall have the meaning set forth in
                Section 4.4.

        2.3. "Affiliate" means as to any Person, (i) any other Person that directly or indirectly controls, owns, is controlled or owned by, or is under common control or ownership with such first Person, (ii) any subsidiary of such first Person, and (iii) any subsidiary of any subsidiary of such first Person. A Person shall be

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                deemed to control another Person if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management, policies and/or decision making of such other Person, whether through the ownership of voting securities, by contract or otherwise.

        2.4. "Co-Branded Site" means the co-branded version of the Enhanced Site that will be created in accordance with Section 4 below.

        2.5. "Content Portal(s)" means the specific aggregations of linked content within areas of the Co-Branded Site, which are organized around the Telocity Content.

        2.6. "Enhanced Site" means the enhanced, high-speed version of the NBCi Sites focused on rich media content, together with any successor site(s) thereof and any co-branded editions of such service that have been or may be developed for NBCi's third party distribution partners and licensees.

        2.7.    "Impression" means the display of any Promotion on any NBCi
                Site.

        2.8. "Intellectual Property Right(s)" means any patent, copyright, trademark, trade secret, trade dress, mask work, moral right, right of attribution or integrity or other intellectual or industrial property rights or proprietary rights arising under the laws of any jurisdiction (including, without limitation, all claims and causes of action for infringement, misappropriation or violation thereof and all rights in any registrations and renewals).

        2.9. "Interfaces" means the Front Door Interfaces and the Additional Interfaces.

        2.10. "Last Mile Technologies" means all technologies used to provide the last, short-distance link of broadband Internet functionality to and from consumers' residences to and from the broad telecommunications infrastructure.

        2.11. "Last Mile Technologies Expenses" means the following Telocity expenses incurred in providing Last Mile Technologies as part of the Telocity Services through the Co-Branded Site; including, without limitation, recurring monthly line cost (which are the monthly fees Telocity incurs for last mile connectivity services from carriers), nonrecurring telecommunications costs (i.e. RBOC costs) and nonrecurring inside wiring costs.

        2.12. "Launch Date" means the date on which the Co-Branded Site functions properly and is made accessible to Users.

        2.13. "Look and Feel" means the graphical user interface and flow of User experience of an Internet site.

        2.14. "Market Deployment Plan" means the introduction of the Telocity Platform in at least thirty-two (32) markets covering eighty-five percent (85%) of the DSL-ready homes of Telocity's last mile providers in those markets by the end of 2000 and

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                fifty-one (51) markets covering eighty-five percent (85%) of the
                DSL-ready homes of Telocity's last mile providers in those markets by the end of 2001.

        2.15. "NBC" means the National Broadcasting Company, Inc., a Delaware corporation with its principal place of business at 30 Rockefeller Plaza, New York, New York 10112.

        2.16. "NBCi Competitor" means any entity or Affiliate thereof listed in Exhibit C. NBCi may update this list of competitors periodically with the prior written approval of Telocity.

        2.17. "NBCi's Core Business" means (a) information, navigation and content aggregation services distributed primarily through the Internet that provide, across more than several topics of general interest that do not relate to each other or to a common topic, a combination of all or substantially all of the following: Internet searching, content aggregation, topical interest categories and web directories (a "Portal Service");
                (b) community services distributed, primarily through the Internet that offer its members, at a minimum, homepages, e-mail and chat rooms (a "Community Service"); or (c) selling or marketing a broad range of third party products and services primarily through the Internet (an "e-Commerce Service").

        2.18. "NBCi Aggregate User Data" means any aggregate data collected by NBCi or any NBCi subsidiary about Users of broadband services or promotions.

        2.19. "NBCi Marks" means any trademarks, trade names, service marks and logos that may be delivered by NBCi to Telocity hereunder.

        2.20. "NBCi Member" means a User who has registered to become a member of one of NBCi's, or one of NBCi's subsidiary's, registration based services, including without limitation, the NBCi Sites and the free email service available at www.email.com.

        2.21. "NBCi Product Manager" means an NBCi employee or independent contractor holding editorial authority and responsibility for a portal, site, collection, area, center or page on the NBCi Sites.

        2.22.   "NBCi Properties" means the NBCi Sites and the Co-Branded Site.

        2.23. "NBCi Services" means the Web-based services offered by NBCi through the Co-Branded Site.

        2.24. "NBCi Sites" means: (i) subject to the "Distributor" (as defined in Section 8.1) exclusion in Section 8.1, any and all search and aggregation "portal," direct marketing, and commerce Web sites, whether operated by NBCi, a subsidiary of NBCi, or a third party under an "NBCi" brand, including, without limitation, the Web sites located at http://www.snap.com, http://www.xoom.com, http://www.nbc.com, and http://www.videoseeker.com, together with any mirror sites, any co-branded editions of such site that have been or may be developed for

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                Distributors (other than the Co-Branded Site), and successors to the foregoing; (ii) the Enhanced Site, and successors to the foregoing; (iii) the International Editions if the parties mutually agree in writing pursuant to Section 8.2; (iv) any third party Web sites hosted by NBCi; and (v) if NBCi so elects within its sole discretion, the Web site located at http://www.nbci.com and successors thereto, and NBC's network of affiliate Web stations' Web sites, as updated from time to time by NBCi in its sole discretion.

        2.25. "NBCi Wires" means NBCi's email newsletters sent by NBCi or an subsidiary to NBCi Members.

        2.26. "Network Operation Expenses" means fees and monthly depreciation cost of network equipment related to the Telocity Services including, cost of tail circuits, co-location fees, bandwidth capacity costs, POP driven costs, and other network costs (which are NOC capital costs, subscriber driven costs, transit costs, fixed data exchange costs and monthly backbone costs).

        2.27. "OSS" means Telocity's operational service and support system described in Exhibit B plus the modifications that may be made from time to time to such operational service and support system.

                2.28. "Overlapping Services" means those products and services each party offers to its customers (e.g., utility and communication products and services) that share a significant degree of commonality.

                2.29. "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof, or any other legal entity.

                2.30. "Promotions" means (i) banners, buttons, windows, portals, front door windows, text links, and other promotions that are offered by NBCi now or in the future and link directly to the Telocity Sites and/or Co-Branded Site from the NBCi Sites; and/or (ii) text links within email newsletters distributed by NBCi (including, without limitation, NBCi Wires) and other promotions that are offered by NBCi now or in the future and link directly to the Telocity Sites and/or Co-Branded Site.

                2.31. "Shipping and Handling Expenses" means all of Telocity's shipping and handling expenses incurred in shipping the Gateway to Subscribers.

                2.32. "Subscriber Fees" means all fees paid by Subscribers for a Telocity Service.

                2.33. "Telocity Aggregate User Data" means any aggregate data collected by Telocity or any Telocity subsidiary about Users of broadband services or promotions.

                2.34. "Telocity Competitor" means any entity listed in Exhibit
        D. Telocity may update this list of competitors periodically with the prior written approval of NBCi.

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        2.35.   "Telocity Content" means Telocity's and its licensors' text links, logos, graphic links, and other materials, tools, content, or text that are delivered by Telocity to NBCi hereunder.

        2.36. "Telocity's Core Business" means the provision of next generation, Subscriber-based broadband services to consumers emphasizing convenience, utility and ease of use. Telocity is deploying the first open, end-to-end platform for delivering these services to its Subscribers, both to the home and throughout the home which provides an infrastructure for delivering value-added services to Subscribers.

        2.37. "Telocity Database" means User Profile Data and any other information relating to Users of the Telocity Sites or the Co-Branded Site or other customers of Telocity or purchasers of Telocity Services who have had information about them collected or otherwise obtained by Telocity, or for Telocity's use or benefit, for the purpose of direct marketing or other communication activities, and all updates or additional information that may be added to such database during the Term.

        2.38. "Telocity Fraction" for a quarter means (a) the total number of pages displayed by the Co-Branded Site for during the quarter, divided by (b) the total number of pages displayed by the entire NBCi Properties for such period; provided, however, that at such time as NBCi distinguishes between broadband and narrow band editions in its ad serving accounting, item (b) shall be limited to the pages displayed by the broadband editions of the NBCi Properties for such period.

        2.39. The "Telocity Gateway" (or the "Gateway") means the gateway described in Exhibit B, plus the modifications that may be made from time to time to such gateway.

        2.40. "Telocity Marks" means Telocity's and its licensors' trademarks, trade names, service marks and logos that may be delivered by Telocity to NBCi hereunder.

        2.41. "Telocity Network" means Telocity's network described in Exhibit B plus the modifications that may be made from time to time to such network.

        2.42. "Telocity Only Service" means a Telocity service that is not an Overlapping Service.

        2.43. "Telocity Services" means any and all services and products offered through the Telocity Platform.

        2.44. "Telocity Sites" means the Internet site operated by Telocity at http://www.telocity.com, together with any mirror sites, which shall not provide products or services competitive with those offered on the Co-Branded Site.

        2.45.   "Telocity Users" means all Users described in the Telocity
                Database.

        2.46. "Telocity Window" means a window on the Front Door Interfaces as described in Section 4.3.

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        2.47.   "Term" means the term of this Agreement as defined in Section
                12.1.

        2.48.   "User" means any end-user of the Web.

        2.49. "User Profile Data" means data regarding a User provided by the User on the NBCi Sites, the Telocity Sites or the Co-Branded Site or otherwise to NBCi or Telocity: the User's name, password, hint question, hint answer, birthday, zip code, country, time zone and gender.

        2.50.   "Web" means the World Wide Web part of the Internet.

3.      Telocity Platform.

        3.1. Proprietary Technology. Telocity and/or (to the best of Telocity's knowledge) its licensors own, and over the course of the Term shall own pursuant to Section 13.8, various patents and other Intellectual Property Rights in certain technology that enable Telocity to create and operate the Telocity Platform and provide the Telocity Services (the "Proprietary Technology"), including, but not limited to, the following:

                3.1.1 the automated personal computer/telephone-based loop qualification for a customer's DSL line qualification, Web-based customer sign-up, and Web-based system for deployment, provisioning and customer support.

                3.1.2 The Gateway combines a DSL modem, an analog modem, and a microprocessor unit that automates installation, customer support and service upgrades. The Gateway allows a consumer who subscribes to a Telocity Service (a "Subscriber") to split the broadband Internet connection to multiple devices within the home. The Gateway allows for the measuring, metering and billing of both subscription and value added services provided to the Subscriber.

        3.2. Telocity Platform Described. Telocity has developed and is using the Proprietary Technology to provide to consumers a broadband Internet distribution platform consisting of the Gateway, the Telocity Network, and OSS (collectively, the "Telocity Platform") that will facilitate the delivery of broadband Internet access services to, and throughout, the home. The Telocity Platform is an "always on", automated broadband service platform that is available to consumers utilizing the Gateway. Telocity will use the Telocity Platform to deploy broadband Internet service to the home initially via DSL, but also via other means of high data rate connections to the home such as cable, wireless local loop, satellite and any such delivery platforms that may emerge as reasonably accepted industry standards in the future.

        3.3. Modifications. Telocity agrees to consider in good faith any reasonable requests of NBCi to modify the Telocity Platform from time to time to improve the Telocity Platform's ability to work with the Co-Branded Site and the Interfaces. For purposes of this Agreement, all modifications to the Telocity Platform,

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                including those made pursuant to this Section 3.3, shall be deemed to be included within the defined term Telocity Platform.

4.      Co-Branded Site.

        4.1. Co-Branded Site Described. NBCi will develop the Co-Branded Site for use with the Telocity Platform in accordance with this
                Section 4, and Telocity will provide reasonable assistance in connection therewith. The Co-Branded Site will be a co-branded version of the Enhanced Site focused on instant access to information, communications, utility, and entertainment/media content and will include, among other things, content and services tailored to capitalize on the always on, broadband environment. The parties will jointly develop the specifications for the Co-Branded Site, and NBCi will create the Co-Branded Site according to the joint specifications developed by the parties. NBCi, however, will have ultimate decision making authority over all aspects of the Co-Branded Site, including the content contained therein, subject to compliance with the mutually agreed upon specifications.

        4.2. Front Door Interfaces. NBCi will develop interfaces to the Co-Branded Site for: (i) the personal computer; (ii) the television; and (iii) devices with flat panel displays in which the presentation of information will be similar to that of a personal computer (e.g. information appliances), specifically designed for the broadband delivery of high-speed Internet access over the Telocity Platform (collectively, the "Front Door Interfaces"). The parties will collaborate to provide input to the development of specifications for the Front Door Interfaces, and the specifications will detail a User experience that is compatible with the Co-Branded Site. NBCi will create the Front Door Interfaces according to the joint specifications developed by the parties. NBCi, however, will have ultimate decision making authority over all aspects of the Front Door Interfaces (other than the Telocity Window), subject to compliance with the mutually agreed upon specifications.

        4.3. Telocity Window. The Telocity Window will appear on the Front Door Interfaces at any time there is Telocity Content, Telocity Services or Telocity technologies (i.e., technologies and/or access to technologies which may appear in an Additional Interface) that cannot be effectively integrated into the Front Door Interface. The Telocity Window may contain only Telocity Content, Telocity Services and Telocity technologies (i.e., technologies and/or access to technologies which may appear in an Additional Interface) that cannot be effectively integrated into the Front Door Interface at that time. The parties will collaborate to provide input to the development of specifications for the Telocity Window, including which party will host the Telocity Window, and the specifications will detail a User experience that is compatible with the Co-Branded Site. NBCi will create the Telocity Window according to the joint specifications developed by the parties. Telocity, however, will have ultimate decision making authority over all aspects of the Telocity Window, subject to compliance with the mutually agreed upon specifications.

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        4.4.    Additional Interfaces. The parties anticipate that over time different interfaces to the Co-Branded Site or other information in addition to the Front Door Interfaces ("Additional Interfaces") will be created for other devices (e.g. flat-panel displays other than those included within Front Door Interfaces, wireless devices (WAP format and future format standards that may emerge), personal digital assistants, cordless phones, cellular phones, information appliances which do not present information in a similar manner to that of a personal computer, and other devices that may emerge in the future) (the "Other Devices") for use in the home and "on the go" which will necessitate that content from the Co-Branded Site or other sources be displayed in different formats. For Additional Interfaces designed and created by NBCi as set out in Section 4.5, the parties will jointly develop the specifications for the Additional Interfaces with the intention of creating a consistent and cohesive User experience across the various features and applications offered on the Co-Branded Site. The goal with such Additional Interfaces will be to mix the functional requirements of the Other Device while maintaining a consistent Look and Feel to the Co-Branded Site. However, for such Additional Interfaces designed by a party, ultimate decision making authority will reside with a party, subject to compliance with the mutually agreed upon specifications.

        4.5. Review and Implementation of Content for Other Devices and Additional Interfaces. NBCi and Telocity will jointly develop the Top Level Specifications for the design of Additional Interfaces. Both parties agree to make good faith efforts to analyze the cost and revenue potential for each Other Device and share information pertaining to market research, consumer behavior, emerging business models, and other such relevant information. Prior to beginning the process itself or with a third party, Telocity agrees to give NBCi at least sixty (60) days after delivery of a written request to NBCi to determine whether NBCi will provide content from the Co-Branded Site to an Additional Interface for an Other Device and design and create the Additional Interface for such Other Device. NBCi may, in its sole discretion, determine that the aggregation, packaging, and design of content from the Co-Branded Site for delivery to a specific Other Devices is not commercially and/or strategically viable to pursue.

                4.5.1 Should NBCi elect to provide content designed for the Other Device in a manner that is compatible with an Additional Interface and implement the joint specifications for the Additional Interface, NBCi will make commercially reasonable efforts to deliver the content and the Additional Interface within a mutually agreed upon period of time.

                4.5.2 Should NBCi elect to provide content designed for the Other Device in a manner that is compatible with an Additional Interface but not design and create such Additional Interface, (i) NBCi will make commercially reasonable efforts to deliver the content within a mutually agreed upon period and (ii) Telocity may contract with an independent third party, who is not an NBCi Competitor, to provide such Additional Interface design and creation services, provided that such services are delivered to the

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                        Subscriber in such a manner that the Subscriber
                        experiences the same Look and Feel of the Co-Branded Site across the various Interfaces.

                4.5.3 Should NBCi decide to neither provide such content nor design and create such Additional Interface, Telocity shall ask NBCi, for a mutually agreed fee, for NBCi to provide additional resources needed to provide content and create and design such Additional Interface, and if the parties are unable to reach agreement with respect to such fee within ten (10) days, then Telocity may contract with an independent third party, who is not an NBCi Competitor, to provide such services, provided that such services are delivered to the Telocity Subscriber in such a manner that the User experiences the same Look and Feel of the Co-Branded Site, to the extent reasonable, across the various Interfaces.

        4.6. Co-Branding Features. Each page on the Co-Branded Site will include branding for NBCi and Telocity so that the NBCi Marks and Telocity Marks are both Above the Fold and are of substantially equivalent value and prominence to each other. Telocity Services and the customer care features for such services will also be prominently displayed on the Co-Branded Site. The parties shall mutually agree on the branding for content delivered from the Co-Branded Sites to Other Devices and the Additional Interfaces.

        4.7. Launch Date. NBCi and Telocity will use diligent efforts to achieve a Launch Date for the Co-Branded Site before June 30, 2000.

        4.8. Hosting. Except as expressly set forth in this Agreement, NBCi will host the Co-Branded Site and the Front Door Interfaces on its servers, on servers within its control, or servers of a third party under contract with NBCi and will provide all computer hardware, software and personnel necessary to operate and maintain the Co-Branded Site as a functional site accessible to Users.

        4.9. Advertising. NBCi shall own and have the right to use or sell all of the advertising inventory on the Co-Branded Site, except that neither NBCi or any NBCi subsidiary shall display on the Co-Branded Site any window or banner advertisements for Telocity Competitors. Moreover, other than as expressly set forth herein, NBCi shall have the right to display any third party links, media, banner advertisements, other promotions, and/or paid or unpaid editorial content anywhere on the NBCi Sites.

        4.10. DNS Redirecting. Except as expressly set forth in this Agreement, using Domain Name System redirection, the URL for the Co-Branded Site will begin with http://telocity.snap.com. Telocity agrees that NBCi will be entitled to count all page views of the Co-Branded Site towards NBCi's traffic as measured by Media Metrics and other Internet traffic-auditing firms.

        4.11. Harvesting. Telocity shall provide all Telocity Content as required herein pursuant to NBCi's harvesting technical specifications, as updated in NBCi's sole

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                discretion from time to time, including those set forth at
                http://partnermarketing.snap.com/guide/htmlharvest.html
                (Standard HTML Harvest Specifications),
                http://partnermarketing.snap.com/guide/htmlsample.html (Sample of HTML harvested content);
                http://partnermarketing.snap.com/Thor/media_mockups.html (Rich
                Media Harvesting Specifications), or any other successor URLs designated by Snap. Harvested Telocity Content will maintain the Enhanced Sites' Look and Feel and will include branding for Telocity using Telocity Marks, in such form and placement as a NBCi Product Manager shall determine in his or her sole discretion. Telocity shall ensure that all Telocity Content remains at all times current by continually providing NBCi with timely updates to the Telocity Content. Furthermore, under no circumstances shall Telocity Content include any content of a NBCi Competitor, reference an NBCi Competitor or a service which conflicts with an offering of NBCi.

        4.12. Exclusivity. During the Term, except as expressly provided otherwise in this section, NBCi shall be the exclusive Internet content provider to Telocity for the Telocity Platform for utility, communications, media and entertainment content (collectively, the "Exclusive Content"). In addition, Telocity may not enter into any other agreement with third parties for provision of Portal Services, Community Service or E-Commerce Services on the Telocity Platform during the Term. Further, during the Term, Telocity may not own any material equity interest in, loan any monies to, or enter into any joint venture or partnership with any NBCi Competitor without the consent of NBCi. If Telocity identifies a category of products or a content area within the Exclusive Content that is then currently not provided by NBCi ("Unavailable Content"), Telocity shall notify NBCi in writing of such deficiency; provided, however, that Telocity may not request a product or content specific to a particular vendor. If NBCi does not notify Telocity in writing, within forty-five (45) days of NBCi's receipt of Telocity's notification, of NBCi's election to deliver, or is not able to deliver, within a mutually agreeable time period from such notification, the Unavailable Content, Telocity shall have the right to contract with an independent third party for development services to produce the Unavailable Content, provided that (i) NBCi is not obligated to pay for such incremental services, and (ii) no NBCi Competitors may be chosen by Telocity unless the desired product or content is only available from an NBCi Competitor. Telocity shall select third party content providers that are consistent with the same level of quality, experience, and reliability offered on the combined Telocity Platform and Co-Branded Site.

        4.13. Promotional Exclusivity. During the first three (3) years of the Term, NBCi will not promote, through co-branded, on-air television marketing, any Telocity Competitors offering broadband delivery of Internet services. However, NBCi shall have the right to terminate the promotional exclusivity set out in this section under the following circumstances: (a) Telocity fails to launch the Telocity Platform in more than fifty percent (50%) of the service markets on an annual basis as designated in the Market Deployment Plan, (b) in the event that Patti Manuel-Hart should leave the employ of Telocity for any reason during the first

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                three (3) years of the Term, or (c) within eighteen (18) months following the Effective Date, Telocity fails to complete a Qualifying Offering (as defined in Telocity's Third Amended and Restated Articles of Incorporation) or a private placement of its debt or equity securities (not including the private placement contemplated by the Stock Purchase Agreement) that results in net proceeds to Telocity of an amount that will enable the continued expansion of the Subscriber base for the Telocity Platform at least fifty percent (50%) of the rates set forth in the Market Deployment Plan for a period of six (6) months following the closing of such Qualifying Offering or private placement, as applicable.

        4.14. Satellite Delivery. Telocity agrees to grant NBCi's Affiliate, GE AmeriCom, a right of first negotiation for the delivery of the Telocity Service via satellite. This right is strictly for the carriage of Telocity Service via satellite. This right does not pertain to any content distribution on the Telocity Service. Beginning after thirty (30) days following the date that Telocity provides GE Americom with written notice of its desire to begin such discussions, which shall not be sent by Telocity before Telocity is prepared to begin good faith negotiations, Telocity shall be free to begin discussions with third parties regarding the satellite delivery of the Telocity Services. The parties agree that time is of the essence with respect to this
                Section 4.14.

        4.15. Video Programming and Channels. In the event that, during the Term, Telocity or NBCi desires to offer any new class or type of video programming or channels (i.e., full motion video of four minutes or more in length) containing news, sports or entertainment on the Telocity Platform or the Co-Branded Site, Telocity or NBCi, as the case may be (the "Offering Party"), shall so notify NBC in writing. NBC and the Offering Party shall then negotiate exclusively and in good faith with one another for a period of thirty (30) days following NBC's receipt of such written notice concerning the inclusion of video programming or channels of NBC and its affiliates (including, for example, anything broadcast on the NBC Television Network, all television stations owned and operated by NBC or any cable, digital or Internet network owned or controlled by NBC or its affiliates). In the event that the parties are unable to reach a final agreement during such period, then, on the last day of such period, the Offering Party shall submit to NBC its final offer, in writing (the "Offer"), which offer shall be made in good faith and shall represent the price, terms and conditions that the Offering Party reasonably expects to receive for such programming or channel in an arm's-length transaction with a third party. NBC shall then have ten (10) business days to accept or reject the Offer. If NBC rejects the Offer, the Offering Party shall be free to negotiate with and enter into agreements with third party(s) with respect to such video programming or channels. NBC and Telocity acknowledge that, in accordance with Section 4.12 hereof, NBCi shall be the exclusive Internet content provider to Telocity for the Telocity Platform for media and entertainment content and that this Section 4.15 does not limit such exclusivity in any manner. This Section 4.15 shall not be amended without the written consent of NBC.

5.      Product Development; Overlapping Services.

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

        5.1. Product Development. Both parties shall mutually agree to the top-level specifications and objectives ("Top Level Specifications") for overall jointly developed product offerings relating to the Telocity Network, End User Hardware and Software Products, and associated software and utilities.

        5.2. Telocity Network. The parties shall mutually develop the Top Level Specifications and requirements of the Telocity Network, including content distribution infrastructure, network speed, hosting capabilities, usage monitoring and interconnect points, for the purpose of supporting a jointly developed product offering. Under no circumstances will such collaboration be construed to create or grant NBCi or any NBCi Affiliate any Intellectual Property Rights in the Telocity Platform or any component thereof, such as the Gateway or the OSS. Telocity will reasonably consider NBCi's comments with respect to the Telocity Network, but Telocity will have the ultimate decision making authority with respect to the Telocity Network, subject to compliance with the Top Level Specifications. NBCi will reasonably consider Telocity's comments with respect to advertising serving and tracking, but NBCi will have the ultimate decision making authority with respect to the with respect to advertising serving and tracking.

        5.3. End User Hardware and Software Products. The parties shall mutually develop the Top Level Specifications and requirements of the joint hardware and software offerings (respectively, "End User Hardware" and "Software Products"), including Gateway capabilities, software installer features, and integration of software and services onto the Subscriber's operating system. Telocity will reasonably consider in good faith NBCi's comments with respect to End User Hardware and Software Products, but Telocity will have the ultimate decision making authority with respect to the End User Hardware and Software Products, subject to compliance with the Top Level Specifications. Under no circumstances will such collaboration be construed to create or grant NBCi or any NBCi Affiliate any Intellectual Property Rights in the Telocity Platform or any component thereof, such as the Gateway or the OSS.

        5.4. New Product/Service Milestones. Telocity agrees to use commercially reasonable efforts to introduce at least one new product or service for use on the Telocity Platform once a quarter during the two year period following the Effective Date.

        5.5. Overlapping Services. Although NBCi's Core Business and Telocity's Core Business are distinctly different businesses, the parties acknowledge that there is and may nevertheless be Overlapping Services. Each party shall share in the revenue streams created by the Overlapping Services as set forth in
                Section 10.1. In order to maximize and coordinate the collective opportunity presented by Overlapping Services, the parties agree as follows:

                5.5.1 If either party has an existing product or service, and the other party wishes to offer an Overlapping Service, then the other party will be free to

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

                set features, pricing and revenue models for such Overlapping Service, but will confer with the party with the existing product or service.

                5.5.2 In all instances where NBCi releases a generally commercially available full production version of an Overlapping Service which is similar to an existing Telocity Service, then the existing revenue share for the applicable Telocity Services shall be adjusted as provided in Section 10.1. For those Overlapping Services that are non Web-based, NBCi shall design such Overlapping Service to include materially enhanced features and functionality to distinguish the product from the Overlapping Service offered by Telocity.

                5.5.3 In all instances where Telocity releases a generally commercially available full production version of an existing NBCi Service, Telocity shall design such Overlapping Service to include materially enhanced features and functionality to distinguish the product from the Overlapping Service offered by NBCi.

                5.5.4 If an Overlapping Service is identified by either party, then the parties will work together to develop the specifications for integrating the product or services into the Telocity Platform and the Co-Branded Site, as appropriate.

                5.5.5 Any disputes concerning Overlapping Services will be subject to the negotiation procedures described in
                        Section 19. If the negotiation procedures detailed in
                        Section 19 fail, then both parties agree that such "Overlapping Services" will be placed within the Telocity Window. The purpose of such placement will be to minimize the confusion to the Subscriber caused by the placement of two (2) similar products that do not offer distinctly differentiated features or functionality.

6.      Account Management.

        6.1. Service Quality Milestones. Both parties will mutually agree in writing on an annual basis on appropriate performance criteria for the Telocity Services and Co-Branded Site.

        6.2. Billing. Telocity shall be solely responsible for all billing, collection services and customer support services with respect to all products and services delivered by the parties to Subscribers via the Telocity Platform.

        6.3.    Account Management.

                6.3.1. Account and Contact Managers. For the purposes of this Agreement, Liz White shall be NBCi's account manager for Telocity and Karen Papajohn shall be Telocity's contact manager for NBCi (collectively, the "Managers"). Subject to Section 20.12, the Managers shall be the primary

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

                        points of contact for inquiries and requests and information related to the activities conducted by either party pursuant to this Agreement. Each Manager shall provide the other with such information and assistance as may be reasonably requested by the other from time to time. Either party to this Agreement may change its designated Manager by giving the other party written notice of such change provided in accordance with Section 20.12.

                6.3.2. Meetings. Each party shall designate a team of individuals for specific responsibilities of the party under this Agreement, such as technical integration and marketing (collectively, the "Teams"). Each party's Team shall include the active participation of at least one
                        (1) officer at the vice president level. The individuals on the initial Teams are outlined in Exhibit F. Each team will meet on a frequency determined to be necessary by the applicable team, but no less than once per month during the first three (3) years of the Term and approximately at least once per quarter during each year thereafter; each of those Teams shall meet separately at the offices of Telocity or NBCi (with the location to alternate between the two) to monitor and manage the relationship of the parties and any items under this Agreement either party wishes to bring to the attention of the other party.

                6.3.3. Annual Review. Beginning three (3) years after the Effective Date, the parties will meet on an annual basis to review the business arrangement set out in this Agreement in light of changed industry conditions and other business considerations and mutually agree upon certain milestones to be set forth for the remainder of the Term with respect to both parties' continued performance under this Agreement. Any modifications or amendments to this Agreement relating to such milestones will require the written consent of both Telocity and NBCi.

                6.3.4. Board Review. NBCi and Telocity agree to review the status of the activities specified in this Agreement at least twice a year during each party's respective board meetings.

7.      Advertising, Marketing and Promotion.

        7.1. Email Solicitations. During the Term, NBCi will have the exclusive right to transmit all direct marketing email solicitations to Subscribers as provided in Section 9, except as provided in Section 9.4.

        7.2. Marketing by Telocity. Subject to Section 13.5, Telocity shall use commercially reasonable efforts to market the Telocity Services in the relevant local markets of the United States, by direct marketing to Subscribers by means other than email solicitations, including, without limitation, voice messaging in the message inbox, print advertising, direct physical mail, outdoor, radio and television, and other means of marketing that may emerge in the future; provided, however, Telocity

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

                shall not use email in any such marketing activities except as provided in Section 9.4. All third party messages included in such marketing efforts will contain no content of or reference to NBCi Competitors. The third party messages shall not be on behalf of any third parties and shall be solely for the purpose of promoting or upselling Telocity Services and the Telocity Platform; provided, however, that such third party messages may include third party products and services (for example, in connection with Telocity's affinity program) without NBCi's approval from entities that are not NBCi Competitors so long as the third party product or service is not in a category for which NBCi has an express contractual relationship (of which Telocity has notice) with respect to the direct marketing of such product or service. NBCi will provide Telocity with a list of such relationships within thirty (30) days of the Effective Date and will update the list from time to time. Telocity will be responsible for all marketing expenses for the Telocity Services with the exception of the Promotions described in
                Section 7.5.

        7.3. Promotional Events. Both parties shall make good faith efforts to identify additional promotional events to support the Telocity Services (e.g. special product and marketing announcements ) and the Co-Branded Site through the use of the Co-Branded Site to deliver exclusive broadband content for such promotional events to Telocity Subscribers.

        7.4. Online Promotion Design. Telocity will design and create all Telocity Content required for the Promotions in accordance with NBCi's technical and editorial guidelines, as updated in NBCi's sole discretion from time to time, including those set forth at http://www.snap.com/media/ or any successor URL designated by NBCi.

        7.5. Online Promotions. Beginning on the Effective Date, NBCi will use commercially reasonable efforts to deliver a total value of online promotional value in the aggregate dollar amount of Five Million Dollars ($5,000,000) during the first three (3) years of the Term through the delivery of Impressions on the NBCi Sites; provided, however, that at least fifty percent (50%) of all Impressions delivered hereunder shall be delivered to the locations of the NBCi Sites as mutually agreed in writing by the parties. Except as specified in the foregoing sentence, the delivery of the Impressions hereunder and the format of the Promotions will be based on a schedule and placement guidelines selected by NBCi, in its sole discretion and at the rates set forth in the applicable NBCi standard rate card. Any Impression not listed in the applicable NBCi standard rate card shall be assigned the value of a comparable Impression on such rate card by NBCi. If NBCi fails to deliver the required number of Impressions during the first three (3) years of the Term, Telocity agrees that NBCi shall have an additional six (6) months to deliver such Impressions.

8.      Co-Branded and International Editions.

        8.1 Co-Branded Editions. Telocity acknowledges that NBCi produces co-branded editions of the NBCi Sites for various resellers, distributors, other licensees and/or

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

                joint venture partners (collectively the "Distributors"). In some cases, such Distributors are entitled to replace NBCi's default content with other content within their own co-branded editions of any NBCi Site. Notwithstanding any other provisions of this Agreement, if any such Distributor has exercised its right to replace Telocity Content with other content, then NBCi will not be required to display the Promotions or Telocity Content within such Distributor's co-branded edition of the NBCi Sites. If NBCi does display the Promotions or Telocity Content within a co-branded edition of any NBCi Site, such display will be governed by this Agreement.

        8.2 International Editions. NBCi is currently considering creating one (1) or more international editions of the NBCi Sites to reflect appropriate localized and local partner content ("International Editions") and may desire to include localized Telocity Content within such International Editions. Upon NBCi's request, Telocity agrees to negotiate in good faith regarding the terms under which Telocity would agree to amend this Agreement to grant NBCi the right to include Telocity Content and Promotions on one (1) or more International Editions.

9.      User Profile Data and Direct Marketing.

        9.1. Data Ownership. Each Subscriber whose User Profile Data is collected by a party or its subsidiaries through the Co-Branded Site, the Telocity Site or the Telocity Platform, shall be asked to consent to the provision of such User Profile Data to the other party. Each party shall in its reasonable discretion, place and word such consent request on the Co-Branded Site, the Telocity Sites and the Telocity Platform, as applicable, and shall consider comments from the other party with respect to such consent requests. The User Profile Data for each Subscriber who so consents shall be provided to the other party and shall be jointly owned by NBCi and Telocity. Any data collected through the Co-Branded Site for all other Users, except for the Telocity Aggregate User Data, shall remain owned solely by NBCi. At all times, NBCi will be the sole owner of all User data that is collected from the NBCi Sites and Telocity will be the sole owner of all User data that is collected from the Telocity Sites. NBCi Aggregate User Data and Telocity Aggregate User Data shall be jointly owned by NBCi and Telocity. Before a User is permitted to become a Subscriber, the User must consent (e.g., in the Telocity terms of service) to the provision of the User's User Profile Data to NBCi.

        9.2. Use of Information and Confidentiality. Each party will have the right to use any information provided by the other party subject to the confidentiality restrictions set forth in Section 20.4. All data collected from Users through the Co-Branded Site, the Telocity Sites and the Telocity Platform will be kept confidential and not disclosed to non-affiliated third parties by each party in accordance with the privacy policy and standards established by that party's respective privacy policy.

        9.3. Direct Marketing. During the Term, NBCi, shall have the exclusive right to use (or allow an Affiliate to use, in which case all references to "NBCi" in this Section 9 shall refer to such Affiliate) the information contained in Telocity

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

                Database for email-based direct marketing purposes as set forth in this Section (with the exception of customer correspondence specifically pertaining to non-commercial communications with Subscribers, including, but not limited to, customer service, billing and technical support). NBCi shall have a right to execute, or cause to be executed, promotional email offers to all or some of the Users described in the Telocity Database. Such email offers shall be drafted by NBCi following a mutually agreed upon template, approved by Telocity (and such approval shall not be unreasonably withheld) and will appear to come from "Telocity and Snap"; provided, however, each email will not be subject to Telocity's approval. Such email messages may have links to the NBCi Sites or the Co-Branded Site, as NBCi shall decide in its sole discretion. Products offered in such emails may include NBCi's products or services or third party products and/or services that NBCi has the right to offer, and NBCi shall select all of such products to be offered in its sole discretion. NBCi agrees that any direct marketing solicitations to Subscribers will not include advertisements or commercial messages for Telocity Competitors. NBCi may choose to distribute emails to some or all Users in Telocity Database. NBCi shall also have the option to create and host "sell" pages for any marketing campaign, arrange for purchase orders to be processed and fulfilled, and for customer service and inventory matters to be coordinated in relation to the products offered in emails distributed pursuant to this Section, as NBCi shall determine in its sole discretion. All direct marketing solicitations will afford the User with an easy and accessible means to unsubscribe. NBCi agrees that co-branded advertisements will not include advertisements or commercial messages for Telocity Competitors.

        9.4. Telocity Promotional Offers. Notwithstanding Section 9.3, Telocity shall have the right to send (i) emails to Users described in Telocity Database solely with respect to the billing and administration of the Telocity Services; and (ii) periodic email newsletters related to the Telocity Services, but such emails and newsletters may not promote services provided by an NBCi Competitor. Further, Telocity may present promotional offers to its Subscribers with their bill or newsletter (the "Promotional Offers"). The Promotional Offers shall not be on behalf of any third parties and shall be solely for the purpose of promoting or upselling Telocity Services; provided that, however, such Promotional Offers may include third party products and services (for example, in connection with Telocity's affinity program) without NBCi's approval from entities that are not NBCi Competitors so long as the third party product or service is not in a category for which NBCi has an express contractual relationship with respect to such product or service. NBCi will provide Telocity with a list of such relationships and will update the list from time to time. With the exception of the aforementioned emails and newsletters, all other emails to Users described in Telocity Database will be delivered by NBCi in order to ensure a consistent marketing message.

        9.5. Telocity Database Management. Subject to Telocity's agreements with Subscribers, on or before the Launch Date, Telocity will electronically send NBCi all User Profile Data then contained in the Telocity Database to one (1) or more FTP addresses designated by NBCi in a mutually agreed upon format. In the

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                event that such agreements prohibit the foregoing, Telocity will make best efforts to obtain consent of the Subscribers to the transfer of the User Profile Data to NBCi. Beginning one (1) month following the Launch Date, on a monthly basis, Telocity will send NBCi updates of the User Profile Data. Such updates will be provided in a mutually agreed-upon format. Both parties will use commercially reasonable efforts to implement NBCi's universal User registration process by the Launch Date so that Users who have registered to become Subscribers do not need to again enter their personal data to become NBCi Members. Telocity will provide NBCi, on a monthly basis, Telocity's standard report containing the Telocity Aggregate User Data.

        9.6. NBCi Aggregate User Data Management. NBCi will provide Telocity, on a monthly basis, NBCi's standard report containing the NBCi Aggregate User Data.

10.     Payments and Credits.

        10.1.   Revenue Sharing.

                10.1.1 Telocity Only Services. Beginning on the Launch Date, Telocity shall pay to NBCi, on a quarterly basis, ten percent (10%) of the net revenues actually received by Telocity for the basic Telocity internet access service. For purposes of this Section 10.1.1, net revenues shall mean gross revenues less a cost of goods sold figure based on the following items: (i) Last Mile Technologies Expenses, (ii) Shipping and Handling Expenses, and (iii) Network Operations Expenses, but excluding all Gateway rebate expenses, which shall be treated as customer acquisition costs by Telocity.

                10.1.2 Value-Added Services. Telocity will pay, on a quarterly basis, ten percent (10%) of the net revenues actually received by Telocity for value-added services, which are Telocity subscriber services other than internet access. For the first eighteen (18) months after the Effective Date, net revenues shall mean gross revenues less a cost of goods sold figure based on the following items: (i) Last Mile Technologies Expenses, (ii) Shipping and Handling Expenses, and (iii) Network Operations Expenses, but excluding all Gateway rebate expenses, which shall be treated as customer acquisition costs by Telocity. After eighteen (18) months from the Effective Date, net revenues for value-added services will be calculated as gross revenues less a cost of goods sold figure arrived at in accordance with generally accepted accounting principles.

                10.1.3 Overlapping Services. At such time as a value-added service is an Overlapping Service, Telocity will pay NBCi, on a quarterly basis, forty percent (40%) of the net revenues referenced in Section 10.1.2 actually received from revenues generated by the Overlapping Service provided by Telocity.

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

                10.1.4 NBCi Services. NBCi shall pay Telocity, on a quarterly basis, forty percent (40%) of the net revenues actually received by NBCi or its subsidiaries derived from (i) all revenue from advertising running on the Co-Branded Site (including, but not limited to, banner ads and windows) multiplied by the Telocity Fraction; (ii) anchor tenancies and other tenancies that are solely on the Co-Branded Site; (iii) e-Commerce Services (including but not limited to, targeted e-mails and product sales, fees for "host and sell" pages, and transaction fees from national online merchants) attributable to Subscribers (NBCi will make best efforts to ensure that such revenues can be attributed to Telocity Subscribers); and (iv) subscription and pay per view media (including but not limited to, music, video, gaming, and other media services) attributable to Telocity Users. For purposes of this Section 10.1.4, "net revenues" shall mean gross revenues actually received by NBCi or its subsidiaries, less, as applicable, agency fees, selling expenses, returns, bad debt expenses, revenue sharing expenses payable to third parties, content fees, licensing fees, fraud, commissions and service fees. After eighteen (18) months from the Effective Date, net revenues for NBCi Services will be calculated as gross revenues less a cost of goods sold figure arrived at in accordance with generally accepted accounting principles.

                10.1.5 Unavailable Content. In the event that Telocity chooses to contract with an independent third party for Unavailable Content, NBCi shall receive forty percent (40%) of the gross revenues actually received from the placements of such Unavailable Content within the Telocity Platform, less, as applicable, agency fees, selling expenses, returns, bad debt expenses, revenue sharing expenses payable to third parties, content fees, licensing fees, fraud, commissions and service fees.

        10.2. Bundled Services. Telocity may offer bundled services from time to time that will be priced less than the aggregate price for all the component parts. In order to calculate the net revenues due NBCi for purposes of Section 10.1 based on the sale of the bundled Telocity Services, the parties will jointly determine the appropriate net revenue share for each item in the bundle, determine the ratio of the relative value of each item in the bundle based on the price of all items when purchased individually and apply such ratio to the revenue generated by the bundled offering. For example, assume a bundled Telocity Service package consisting of ten (10) discrete Telocity Services (seven (7) of which are Telocity Only Services and three (3) are Overlapping Services that meet the criteria of
                Section 5.5.2) costs a Subscriber One Hundred Dollars ($100) a month. Purchasing these ten (10) discrete Telocity Services individually would cost the Subscriber Two Hundred Dollars ($200) a month. If the three (3) Overlapping Services individually priced cost Fifty Dollars ($50) per month, the ratio would be twenty-five percent (25%) for the Overlapping Services. Therefore the net revenue share payable to NBCi by Telocity for the three (3) Overlapping Services would be 40% of 25% of the net revenues for such $100 and the net revenue share payable to NBCi by Telocity for the 7 Telocity Only Services would be 10% of

                75% of the net revenues for such $100. NBCi shall have the right, exercisable in its reasonable discretion, to permit Telocity to bundle NBCi Services (such as pay-per-view movies) with Telocity Services; provided, however, that NBCi will have the right in its sole discretion to establish the price to Telocity for such bundled NBCi Services, and Telocity shall have the right in its sole discretion to price the overall bundle to the Subscriber.

        10.3. Payment. Payments under this Agreement will be made by check or wire transfer of immediately available funds. All amounts due from one party to another party hereunder shall be due and payable on a quarterly basis by the forty-fifth (45th) day following the quarter in which such amount can be reasonably accrued in accordance with generally accepted accounting principles.

        10.4. Warrants. Upon execution of this Agreement, Telocity will issue to NBCi a warrant to purchase 1,039,122 shares of Series C Preferred Stock, in the form attached hereto as Exhibit G and, to NBC, a warrant to purchase 850,191 shares of Series C Preferred Stock, in the form attached hereto as Exhibit G.

11.     Records and Audits.

        11.1. Accounting Standards. It is expressly understood and agreed by the parties that all computations relating to the determination of the amounts due and payable pursuant to this Agreement shall be made in accordance with nationally recognized and generally accepted accounting principles and practices that are recognized as such by the American Institute of Certified Public Accountants acting through its Accounting Principles Board or by the Financial Accounting Standards Board ("F.A.S.B.") or through other appropriate boards or committees thereof and shall be consistently applied for all periods after the Effective Date. The parties will recognize topline revenues related to this Agreement based generally upon principles for revenue recognition used by F.A.S.B. for accounting practices, and the SEC for reporting practices.

        11.2. Audit Rights. Each party agrees to keep accurate books of account and records at its principal place of business covering all transactions relating to this Agreement. Each party or any duly authorized representative shall have the right, at all reasonable hours of the day, but no more than once a year, to audit, each of the other party's books of account and records and all other documents and material in the possession or under the control of such other party, whether in electronic format or otherwise, with respect to the subject matter and the terms of this Agreement and to make copies and extracts thereof; provided that no such audit may include any periods more than three years prior to the date of audit. In the event that any such audit reveals an underpayment by the audited party, the audited party shall immediately remit payment to appropriate party in the amount of such underpayment plus interest calculated at a rate of one and one-half (1 1/2%) per month, or the maximum rate allowed by law, compounded daily, calculated from the date such payments were actually due until the date when such payment is in fact actually made. Further, in the event that any such

                                       20
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                underpayment is greater than five percent (5%) of the amount due for the period being audited, the audited party shall reimburse the party conducting the audit for the reasonable costs and expenses of such audit. All books of account and records of each party covering all transactions relating to this Agreement shall be retained by such party for at least three (3) years after the expiration or termination of this Agreement, as the case may be, for possible inspection and/or audit by the other parties.

12.     Term; Termination.

        12.1. Term. The term of this Agreement will begin on the Effective Date and end on the last day of the fifteenth (15TH) year after the Effective Date, unless otherwise terminated as set forth in this Agreement (the "Term").

        12.2. Termination for Cause. Either NBCi or Telocity may terminate this Agreement at any time by giving written notice of termination to the other party if any other party commits a material breach of its obligations hereunder, including a material breach of a relevant party's privacy policy, that is not cured within sixty (60) days after notice thereof from the non-breaching party.

        12.3. Termination for Insolvency. Either party may terminate this Agreement upon sixty (60) days notice, and shall have no further obligation under this Agreement, if the other party becomes insolvent; makes an assignment for the benefit of creditors; makes or sends notice of a bulk transfer; calls a meeting of its creditors with respect to its inability to pay its obligations owed to such creditors on customary terms; defaults under any agreement, document or instrument relating to the party's indebtedness for borrowed money; or ceases to do business as a going concern; or if a petition is filed by or against the party under any bankruptcy or insolvency laws which is not dismissed within ninety (90) days of the date of filing.

        12.4. Competitor Termination. NBCi may terminate this Agreement at any time by giving written notice of termination to Telocity if Telocity experiences a change in its ownership, such that an NBC Competitor (as defined in the Stock Purchase Agreement) or an NBCi Competitor, directly or indirectly, holds an equity interest greater than thirty-three (33) percent in Telocity, or otherwise acquires control of Telocity, or if Telocity is acquired by or merges with an NBCi Competitor. NBCi shall have the right to exercise the termination right set forth in this
                Section 12.4 for up to three (3) months after the occurrence of the event that triggered such a termination right.

        12.5. Termination by NBCi. NBCi may terminate this Agreement at any time by giving written notice of termination to Telocity if within eighteen (18) months following the Effective Date, Telocity fails to complete a Qualifying Offering (as defined in Telocity's Third Amended and Restated Articles of Incorporation) or a private placement of its debt or equity securities (not including the private placement contemplated by the Stock Purchase Agreement) that results in net proceeds to


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

                Telocity of an amount that will enable the continued expansion of the Subscriber base for the Telocity Platform at least fifty percent (50%) of the rates set forth with the Market Deployment Plan for a period of six (6) months following the closing of such Qualifying Offering or private placement, as applicable.

        12.6. Consequences of Termination. Upon the termination or expiration of this Agreement, all licenses granted hereunder shall immediately terminate and each party shall return or destroy all Confidential Information of the other party in its possession. Neither party shall be liable to the other for damages of any sort resulting solely from any termination of this Agreement in accordance with its terms.

13.     Intellectual Property.

        13.1    Ownership.

                13.1.1 Telocity Materials. NBCi acknowledges that Telocity and its licensors own and shall own all rights, title and interest in the Telocity Marks, Telocity Content, the Telocity Window and its specifications, Additional Interfaces developed by Telocity without NBCi (except as provided in Section 13.4), Telocity Sites, Proprietary Technology (collectively referred to as "Telocity Materials"). NBCi acknowledges that it has no, and shall receive under this Agreement no, ownership rights in the Telocity Materials. In the event NBCi or any of its subsidiaries, by operation of law or otherwise obtains any Intellectual Property Rights in the Telocity Materials, NBCi shall, or cause its subsidiaries to, irrevocably assign to Telocity and its successors and assigns any of NBCi's or its subsidiaries' right, title and interest thereto, including without limitation, any and all worldwide copyrights and patent rights and all renewals and extensions and divisionals, continuations in part and foreign applications and registrations thereof and for all uses and purposes whatsoever.

                13.1.2 NBCi Materials. Telocity acknowledges that NBCi, and its licensors own and shall own all rights, title and interest in the NBCi Marks, the NBCi Sites, Co-Branded Site (except the Telocity Content contained therein), the Front Door Interfaces, the specifications to such Front Door Interfaces, the Additional Interfaces developed by NBCi without Telocity (except as provided in Section 13.4), and the specifications to such Additional Interfaces (collectively referred to as "NBCi Materials"). Telocity acknowledges that it has no, and shall receive under this Agreement no, ownership rights in the NBCi Materials. In the event Telocity by operation of law or otherwise obtains any Intellectual Property Rights in the NBCi Materials, Telocity shall irrevocably assign to NBCi and its successors and assigns of any and all of Telocity's right, title and interest thereto, including without limitation any and all worldwide copyrights and any and all renewals and extensions thereof and for all uses and purposes whatsoever.

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

                13.1.3 Jointly Developed Additional Interfaces. Except for (i) Additional Interfaces developed by Telocity without NBCi, (ii) Additional Interfaces developed by NBCi without Telocity and (iii) Section 13.4, each party acknowledges that the other party jointly owns all jointly developed Additional Interfaces and all specifications to such Additional Interfaces, and neither party shall have an obligation of accounting to the other with respect to such jointly developed Additional Interfaces and specifications thereto.

        13.2 Telocity Marks and Content. Telocity hereby grants to NBCi and its subsidiaries a non-exclusive, non-transferable, royalty-free license, effective throughout the Term, (i) to use, display and publish the Telocity Marks and Telocity Content, and (ii)to modify and create derivative works of the Telocity Content, solely for purposes of rescaling. In the event the International Editions are deemed included within this Agreement pursuant to
                Section 8.2, Telocity hereby further grants to NBCi and its subsidiaries a non-exclusive, non-transferable, royalty-free license, effective throughout the Term, to modify and create derivative works of the Telocity Content solely as permitted hereunder. In the event the International Editions are deemed included within this Agreement pursuant to Section 8.2, Telocity shall in good faith modify the Telocity Marks to incorporate changes reasonably suggested by NBCi for the relevant target audience (e.g., complying with local laws or avoiding the use of offensive terms in the local language). Any use of the Telocity Marks by NBCi must comply with any reasonable usage guidelines communicated by Telocity to NBCi from time to time. Nothing contained in this Agreement will give NBCi any right, title or interest in or to the Telocity Content, Telocity Marks or the goodwill associated therewith, except for the limited usage rights expressly provided above. Telocity will have the right to approve all marketing materials used by NBCi that use the Telocity Marks in any way. NBCi acknowledges that Telocity is the sole and exclusive owner of the Telocity Marks. NBCi shall use Telocity Marks so that they create a separate and distinct impression from any other trademark that may be used on materials bearing the Telocity Marks. NBCi agrees that all use of the Telocity Marks by NBCi shall inure to the benefit of and be on behalf of Telocity and its licensors.

        13.3 Proprietary Technology. Telocity hereby grants NBCi and its subsidiaries (and, to the extent necessary for NBCi to perform hereunder, to subcontractors designated by NBCi, which are not Telocity Competitors) a non-exclusive, non-transferable royalty-free right and license during the Term to access and/or use the Proprietary Technology, including related documentation, methodology and tools, whether existing as of the Effective Date or developed by Telocity after the Effective Date, to enable NBCi to fulfill its obligations hereunder. Any subcontractors who receive a license under this provision shall first have signed a written agreement at least as protective of Telocity's rights as the terms and conditions of Section 20.4.

        13.4 Integration Technologies. Telocity acknowledges that NBCi and its licensors own and shall own all rights, title and interest in the technology used to integrate the Telocity Window into the Front Door Interfaces and that such technology shall constitute NBCi Materials for purposes of this Agreement; provided, however, if NBCi has to develop specific technology to integrate the Telocity Window into the Front Door Interfaces, then the parties shall jointly own such technology. If in designing and creating an Additional Interface, NBCi has to develop specific technology to design and create the Additional Interface, then the parties shall jointly own such technology. With respect to any such jointly owned technology neither party shall have an obligation to accounting to the other.

        13.5 NBCi's License Grants. NBCi hereby grants to Telocity a non-exclusive, non-transferable, royalty free license, effective throughout the Term, to use, display and publish the NBCi Marks as permitted in Section 7.2 and to use, reproduce and display the NBCi Marks in advertising, marketing and promotion of the Co-Branded Site, the Telocity Platform and the Telocity Services. Any use of the NBCi Marks by Telocity must comply with any reasonable editorial and usage guidelines communicated to Telocity by NBCi from time to time. Telocity shall submit for approval to NBCi, and NBCi shall have the sole right of approval over any uses of the NBCi Marks; provided that NBCi shall use the same standard of approval as it applies to any proposed use by NBCi or its subsidiaries and provided, further, that following approval of a particular format and purpose of use, Telocity shall be deemed to have continuing approval in the specific manner and for the format and purpose of use approved without the necessity of seeking specific approvals for each additional use. Nothing contained in this Agreement will give Telocity any right, title or interest in or to the NBCi Marks or the goodwill associated therewith, except for the limited usage rights expressly provided above. Telocity acknowledges and agrees that, as between Telocity and NBCi, NBCi or its licensors are the sole owners of all rights in and to the NBCi Marks. NBCi will have the right to approve all marketing materials used by Telocity that use the NBCi Marks in any way. Telocity agrees that all use of the NBCi Marks by Telocity shall inure to the benefit of and be on behalf of NBCi and its licensors.

        13.6 General Limitation. Neither party will use the other party's proprietary marks in a manner that disparages the other party or its products or services, or portrays the other party or its products or services in a false, competitively adverse or poor light. If a party is authorized to use the other party's proprietary marks, the party will comply with the other party's requests as to the use of the other party's proprietary marks and will avoid any action that diminishes the value of such marks. Either party's unauthorized use of the other's proprietary marks is strictly prohibited.

        13.7 General Reservation. Neither party grants any license to the other except as specifically set forth in this Section 13. Except as is expressly set forth under this

                Section 13, both parties expressly reserve all of their right, title and interest in their respective Intellectual Property Rights.

        13.8 Protection of Telocity Platform. Telocity agrees to use commercially reasonable efforts to protect the Telocity Platform through owning and/or licensing all Intellectual Property Rights therein and to use commercially reasonable efforts to maintain and enforce the same.

14. Responsibility for the Sites and Products. Telocity acknowledges and agrees that, as between Telocity and NBCi, Telocity will be solely responsible for any claims or other losses associated with or resulting from the marketing or operation of the Telocity Platform and the Telocity Sites and the offer or sale of any Telocity Services by Telocity or through Telocity Sites or Co-Branded Site, or through emails delivered for Telocity by NBCi. NBCi acknowledges and agrees that, as between NBCi and Telocity, NBCi will be solely responsible for any claims or other losses associated with or resulting from the marketing or operation of the NBCi Properties and the NBCi Services and the offer or sale of any NBCi Services by Telocity or by NBCi.

15.     Telocity Representations and Warranties.

        15.1 Telocity represents and warrants: (i) Telocity possesses sufficient right, title, interest and license in or to all Intellectual Property Rights embodied in or used in connection with the Telocity Marks, the Telocity Content, the Telocity Platform, and the Telocity Site to perform its obligations hereunder; (ii) Telocity has full power and authority to grant the licenses in Sections 13.2 and 13.3 above; (iii) Telocity's use of the Co-Branded Site, the Telocity Platform and the Telocity Services pursuant to the license granted it in Section
                13.5 above shall in no way constitute an infringement or other violation of an Intellectual Property Right or any other right of any third party; and (iv) the execution of this Agreement by Telocity, and the performance by Telocity of its obligations and duties hereunder, do not and will not violate any agreement to which Telocity is a party or by which it is otherwise bound.

        15.2 EXCEPT AS EXPRESSLY SET FORTH IN SECTION 15.1 ABOVE, TELOCITY MAKES NO REPRESENTATIONS OR WARRANTIES, AND HEREBY SPECIFICALLY DISCLAIMS ANY REPRESENTATIONS OR WARRANTIES, EXPRESS, IMPLIED OR STATUTORY, REGARDING THE TELOCITY CONTENT, TELOCITY MARKS, TELOCITY PLATFORM, TELOCITY SERVICES AND TELOCITY SITES, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT OF THIRD PARTY RIGHTS AND IMPLIED WARRANTIES ARISING FROM COURSE OF DEALING OR COURSE OF PERFORMANCE, OR AS MAY BE SET FORTH IN EXHIBIT B.

16.     NBCi Representations and Warranties.

        16.1 NBCi represents and warrants to Telocity: (i) NBCi possesses sufficient right, title, interest and license in or to all Intellectual Property Rights (excluding rights to third party content, for example, user-generated content) embodied in or used in connection with the Front Door Interface and the Co-Branded Site to perform its obligations hereunder; (ii) NBCi has full power and authority to grant the licenses in Sections
                13.5 above; (iii) NBCi's use of the Telocity Marks, Telocity Content and Proprietary Technology pursuant to the license granted it in Sections 13.2 and 13.3 above shall in no way constitute an infringement or other violation of an Intellectual Property Right or any other right of any third party; and (iv) the execution of this Agreement by NBCi, and the performance by NBCi of its obligations and duties hereunder, do not and will not violate any agreement to which NBCi is a party or by which it is otherwise bound.

        16.2 EXCEPT AS EXPRESSLY SET FORTH IN SECTION 16.1 ABOVE, NBCi MAKES NO REPRESENTATIONS OR WARRANTIES, AND HEREBY SPECIFICALLY DISCLAIMS ANY REPRESENTATIONS OR WARRANTIES, EXPRESS, IMPLIED OR STATUTORY, REGARDING THE NBCi MARKS, NBCi PROPERTIES AND NBCi SERVICES, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT OF THIRD PARTY RIGHTS AND IMPLIED WARRANTIES ARISING FROM COURSE OF DEALING OR COURSE OF PERFORMANCE.

17. LIMITATION OF DAMAGES. EXCEPT FOR SECTION 18, NO PARTY WILL BE LIABLE FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL OR INCIDENTAL DAMAGES ARISING OUT OF OR RELATED TO THIS AGREEMENT, HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY (INCLUDING NEGLIGENCE), AND EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

18.     Mutual Indemnification.

        18.1. Indemnification by NBCi. NBCi shall indemnify, defend and hold Telocity and its officers, directors, employees and agents harmless from and against any costs, losses, liabilities and expenses, including all court costs, reasonable expenses and reasonable attorney's fees (collectively, "Losses") that Telocity may suffer, incur or be subjected to by reason of any legal action, proceeding, arbitration or other claim by a third party, whether commenced or threatened, arising out of or as a result of (i) the operation of the NBCi Properties, (ii) the transmission of emails or other solicitations by NBCi or any NBCi subsidiary to a Subscriber in violation of any applicable privacy policy or legislation or anti-spamming statutes, (iv) Telocity's use of the NBCi Marks in accordance with this Agreement, (v) any claim that the intellectual property of NBCi or any NBCi subsidiary infringes an Intellectual Property Right of any third party (except in cases where Telocity is required to indemnify NBCi under Section 18.2), and (vi) the use or disclosure of User Profile Data in violation of this Agreement or any applicable law or regulation.

        18.2. Indemnification by Telocity. Telocity shall indemnify, defend and hold NBCi, and its Affiliates, officers, directors, employees and agents, harmless from and against any Losses that NBCi or its Affiliates may suffer, incur or be subjected to by reason of any legal action, proceeding, arbitration or other claim by a third party, whether commenced or threatened, arising out of or as a result of (i) the use of the Telocity Content, Telocity Marks or Proprietary Technology by NBCi and/or its Affiliates in accordance with this Agreement; (ii) the operation of the Telocity Sites or Telocity Platform; (iii) the offer or sale of Telocity Services by Telocity on or through Telocity Sites or the Co-Branded Site or any emails sent by NBCi or a third party pursuant to Section 9.3, (iv) any claim that the intellectual property of Telocity or any Telocity subsidiary or provided by Telocity hereunder (including the Proprietary Technology), Telocity Sites or Telocity Content infringes an Intellectual Property Right of any third party, (v) the use or disclosure of User Profile Data in violation of this Agreement or any applicable law or regulation, or (vi) the violation of any telecommunications laws, rules or regulations by Telocity.

        18.3. Indemnification Procedures. If any party entitled to indemnification under this Section (an "Indemnified Party") makes an indemnification request to the other, the Indemnified Party shall permit the other party (the "Indemnifying Party") to control the defense, disposition or settlement of the matter at its own expense; provided that the Indemnifying Party shall not, without the consent of the Indemnified Party enter into any settlement or agree to any disposition that imposes an obligation on the Indemnified Party that is not wholly discharged or dischargeable by the Indemnifying Party, or imposes any conditions or obligations on the Indemnified Party other than the payment of monies that are readily measurable for purposes of determining the monetary indemnification or reimbursement obligations of Indemnifying Party. The Indemnified Party shall notify the Indemnifying Party promptly of any claim for which Indemnifying Party is responsible and shall cooperate with the Indemnifying Party in every commercially reasonable way to facilitate defense of any such claim; provided that the Indemnified Party's failure to notify Indemnifying Party shall not diminish Indemnifying Party's obligations under this Section except to the extent that Indemnifying Party is materially prejudiced as a result of such failure. An Indemnified Party shall at all times have the option to participate in any matter or litigation through counsel of its own selection and at its own expense.

19. Alternative Dispute Resolution. Unless the parties otherwise agree in writing and except as qualified in Section 5.5.5, any dispute, controversy, disagreement or claim, regardless of the legal or equitable theory involved, arising out of or with reference to this Agreement (each, a "Dispute") shall be settled in accordance with the terms of this Section 19. Other than as expressly provided otherwise in this Agreement, the parties will act in good faith and use commercially reasonable efforts to resolve any Dispute between the parties or any of their respective subsidiaries under or related to this Agreement or any document executed pursuant to this Agreement or any of the transactions contemplated hereby within ten (10) days of notice by one party to the other of a specific dispute. Upon the expiration of such initial ten
        (10) day period, if a Dispute
        has not been resolved by the parties, the parties shall submit such Dispute to the parties' chief executive officers, who shall meet within an additional ten (10) day period to discuss the resolution of such Dispute in good faith. Such meeting shall continue for a minimum of two
        (2) business days, unless the dispute is resolved prior to the expiration of such two (2) day period. Except as provided in Section 5.5.5, upon the expiration of the second ten (10) day period, if such Dispute remains unresolved, each party may seek any remedy available to it at law or otherwise. Neither party will seek, nor will be entitled to seek, outside resolution of the Dispute until after expiration of the second ten (10) day period.

20.     Miscellaneous.

        20.1. Assignment. NBCi shall have the right to assign all of its rights and liabilities hereunder to an Affiliate or to any person or entity that (i) acquires all or substantially all of NBCi's operating assets (whether by asset sale, stock sale, merger or otherwise) or (ii) results from a merger or reorganization of NBCi pursuant to any plan of merger or reorganization. Telocity shall have the right to assign all of its rights and liabilities hereunder to any person or entity that (i) acquires all or substantially all of Telocity's operating assets (whether by asset sale, stock sale, merger or otherwise) or (ii) results from a merger or reorganization of Telocity pursuant to any plan of merger or reorganization; provided, however, that such person or entity is not an NBCi Competitor.

        20.2. Relationship of Parties. This Agreement will not be construed to create a joint venture, partnership or the relationship of principal and agent between any of the parties hereto, nor to impose upon any party any obligations for any losses, debts or other obligations incurred by another party except as expressly set forth herein.

        20.3. Applicable Law. This Agreement will be construed in accordance with and governed by the laws of the State of California, without regard to principles of conflicts of law. Litigation of disputes under this Agreement shall be conducted in the state or federal courts for the Northern District of California. The parties hereto consent to the jurisdiction of any local, state or federal court in which an action is commenced and located in accordance with the terms of this Section 20.3 and that is located in the Northern District of California. The parties further agree not to disturb such choice of forum, and if not residing in such state, waive the personal service of any and all process upon them, and consent that such service of process may be made by certified or registered mail, return receipt requested, addressed to the parties as set forth herein.

        20.4. Confidentiality. In connection with the activities contemplated by this Agreement, each party may have access to confidential or proprietary technical or business information of another party, including without limitation (i) proposals, ideas or research related to possible new products or services; (ii) financial statements and other financial information; (iii) any reporting information in Section 11 herein; and (iv) the terms of this Agreement and the relationship among the parties; (collectively, "Confidential Information"). Each party will take reasonable precautions to protect the confidentiality of each of the other party's Confidential Information, which precautions will be at least equivalent to those taken by such party to protect its own Confidential Information. Except as required by law or as necessary to perform under this Agreement, no party will knowingly disclose the Confidential Information of any other party or use such Confidential Information for its own benefit or for the benefit of any third party. Each party's obligations in this Section with respect to any portion of another party's Confidential Information shall terminate when the party seeking to avoid its obligation under such Section can document that: (i) it was in the public domain at or subsequent to the time it was communicated to the receiving party ("Recipient") by the disclosing party ("Discloser") through no fault of Recipient; (ii) it was rightfully in Recipient's possession free of any obligation of confidence at or subsequent to the time it was communicated to Recipient by Discloser; (iii) it was developed by employees or agents of Recipient independently of and without reference to any information communicated to Recipient by Discloser; (iv) it was communicated by the Discloser to an unaffiliated third party free of any obligation of confidence; or (v) the communication was in response to a valid order by a court or other governmental body, was otherwise required by law or was necessary to establish the rights of either party under this Agreement.

        20.5. Press Release. No party will make any public statement or other announcement (including without limitation, issuing a press release) or pre-briefing any member of the press or other third party) relating to the terms or existence of this Agreement without the prior written approval of the other parties. Notwithstanding the foregoing and Section 20.4, the parties shall issue an initial joint press release, the timing and wording of which will be subject to each party's reasonable approval (which shall not be unreasonably withheld or delayed), regarding the relationship between the parties.

        20.6. Injunctive Relief. Each party agrees that in the event of a breach or alleged breach of Sections 20.4 or 20.5 above that the other parties shall not have an adequate remedy at law, including monetary damages, and that the other parties shall consequently be entitled to seek a temporary restraining order, injunction, or other form of equitable relief against the continuance of such breach, in addition to any and all remedies to which any other party shall be entitled.

        20.7. Subsidiaries. Each party unconditionally guarantees to the other party the performance of all obligations by any of its subsidiaries under the Agreement (including, without limitation, payment obligations), as amended from time to time, or any other obligation of any subsidiary to the other party, now existing or hereafter arising. If either party's subsidiary does not perform such obligation, such party shall immediately perform such obligation.

        20.8. Captions and Section Headings. Captions and section headings used in this Agreement are for convenience only and are not a part of this Agreement and shall not be used in construing it.

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

        20.9. Survival. Termination or expiration of this Agreement for any reason shall not release any party from any liabilities or obligations set forth in this Agreement which (i) the parties have expressly agreed shall survive any such termination or expiration, or (ii) remain to be performed or by their nature would be intended to be applicable following any such termination or expiration.

        20.10. Force Majeure. If any party shall be delayed in its performance of any obligation hereunder or be prevented entirely from performing any such obligation due to causes or events beyond its reasonable control, including without limitation any act of God, fire, strike or other labor problem, such delay or non-performance shall be excused and the time for performance shall be extended to include the period of such delay or non-performance.

        20.11. Consents and Approvals. Except where expressly provided as being in the sole discretion of a party, where agreement, approval, acceptance, consent, confirmation, notice or similar action by either party is required under this Agreement, such action shall not be unreasonably delayed or withheld. An approval or consent given by a party under this Agreement shall not relieve the other party from responsibility for complying with the requirements of this Agreement, nor shall it be construed as a waiver of any rights under this Agreement, except as and to the extent otherwise expressly provided in such approval or consent.

        20.12. Notices. All notices or other communications that shall or may be given pursuant to this Agreement, shall be in writing, in English, shall be sent by certified or registered air mail with postage prepaid, return receipt requested, by facsimile, overnight express mail, or by hand delivery. Such communications shall be deemed given and received upon confirmation of receipt, if sent by facsimile; the day after delivery if by overnight express mail; or upon delivery if hand delivered; or upon receipt of mailing, if sent by certified or registered mail; and shall be addressed to the parties as set forth above on the first page of this Agreement and to the attention of the Legal Department, with a Copy to the Office of the President, if to Telocity; and to the attention of the Legal Department, with a copy to the Office of the President, if to NBCi; or to such other addresses or persons as the parties may designate in writing from time to time.

        20.13. Third Party Beneficiary. The parties hereto agree that NBC shall be a third party beneficiary of this Agreement for purposes of
                Section 4.15.

        20.14. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed a duplicate original and all of which, when taken together, shall constitute one and the same document.

        20.15. Entire Agreement. This Agreement constitutes and contains the entire agreement between the parties with respect to the subject matter hereof and supersedes any prior or contemporaneous oral or written agreements. This Agreement may not be amended except in writing signed by all parties. Each party acknowledges and agrees that the other has not made any representations, warranties or agreements of any kind, except as expressly set forth herein. All exhibits attached to this Agreement are incorporated hereby and shall be treated as if set forth herein.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives on the dates indicated below.


NBC INTERNET, INC.                      TELOCITY, INC.

By: /s/ EDMOND SANCTIS                  By: /s/ PATTI HART
   ----------------------------------      ----------------------------------
   (Signature)                             (Signature)


Name: Edmond Sanctis                    Name: Patti Hart
     --------------------------------        --------------------------------
     (Please print)                          (Please print)


Title:                                  Title:
      -------------------------------         -------------------------------


Date:                                   Date:
     --------------------------------        --------------------------------



FOR PURPOSES OF SECTION 4.14 AND 10.4:


NATIONAL BROADCASTING COMPANY, INC.


By: /s AUTHORIZED SIGNATORY
   ----------------------------------
   (Signature)


Name: Authorized Officer
     --------------------------------
     (Please print)


Title:
      -------------------------------

Date:
     --------------------------------

                                    EXHIBIT A

                           [INTENTIONALLY LEFT BLANK]

                                    EXHIBIT B

                              OSS, NETWORK, GATEWAY

OSS

     Telocity's back-end operational system is a customer focused web-enabled business process that ties together all of the Company's functional departments including sales, customer service, marketing, billing, accounting, line qualification and order fulfillment. It is technically based on a best-of-breed approach utilizing standard products for customer relationship management, billing, for network monitoring and order processing. Using Telocity's automated back office process, customers can self-subscribe for service without requiring interaction. Once an order has been placed, the customer information is populated in real-time to information technology systems within the Company. After the customer completes the automated line test to determine if the phone line qualifies for the broadband service, the Telocity back office system can handle order provisioning for the central office cross connect. Simultaneously, Telocity's residential gateway modem is automatically sent to the customer. With these internal information systems, Telocity is able to retrieve real-time order status, customer and financial information.

     Telocity's OSS design is based on "best-of-breed" approach. The Company has selected the best packages from order entry to billing and integrated them with the customer as the focus point. Scalability is achieved through vertical (functional) and horizontal (geographical) segmentation of the OSS. Cross-functional interaction is ensured for consistent access to information. through standards based interfaces using XML, DCOM and Cobra.

NETWORK

     The Company is in the process of deploying a high performance network IP-based network backbone starting at OC-3 capacity.

The Telocity network features the following:

o A nationwide, managed delivery platform for broadband content, based on open Internet standards, with QoS between consumers and partners, including local caching, proxy and media server support. Four levels of QoS from Internet access to voice based quality.

o    Peering and transit arrangements with major backbone partners

o Local media distribution centers with caching via satellite feed and local media servers for high speed distribution. Extensible to support new caching mechanism and media distribution schemas.

o IP-protocol based high-speed connectivity to the Internet and to Telocity's nationwide backbone for partners, supporting various carrier mechanisms from ATM, xDSL up to point-to-point high-speed circuits.

     The Company has negotiated agreements for long-haul capacity from national carriers to form the basis of its nationwide backbone. In addition, the Company has executed last-mile interconnection agreements with major last mile providers.

     Telocity's network and OSS are managed and monitored on a 24x7 basis. The Company's network operations center is located in Cupertino, California. From this center, Telocity provides end-to-end network monitoring and management using advanced network management tools 24 hours a day, 7 days a week. This enhances Telocity's ability to address performance issues before they affect the end-user experience and allows the Company to remotely install and/or upgrade a customer's requested suite of products. During first half of 2000, Telocity intends to establish a back-up data center in a low cost region within the United States. The network operations center, customer service center and the data center have a back-up generator and a battery back-up.


GATEWAY

     Telocity's residential gateway, which includes the DSL modem, provides for a simple installation. Once a phone line has been DSL activated in the home, the residential gateway is shipped to the customer. It does not require installation of any special cards in the computer or require a site visit by a computer technician. To activate the DSL service, the customer simply plugs a phone line into the modem, plugs the modem into the back of the computer and then follows the automated instructions on the computer screen.

     The simplicity behind Telocity's next-generation broadband services is embodied in its intelligent device called the Telocity residential gateway. The device combines a DSL modem, an analog modem and a microprocessor unit that automates installation, customer support and service upgrades. The residential gateway is a small standalone unit that operates independent of the user's computer's operating system and does not require a network interface card to be installed in the computer. As a result, the always-on Internet connection of the DSL service remains in operation even if the computer crashes or shuts down. The gateway and Telocity's integrated back office system combine to fully automate installing, configuring, and upgrading service, including service level upgrades and the addition of new features and services.

Key benefits of the residential gateway design include:

o    Automated broadband residential gateway

o Advanced application and service offerings through automated software downloading

o    Interoperability with industry standard DSLAMs for ADSL, SDSL and G.Lite

o Intelligence to download the necessary software to support future advanced applications

o    Flexible PC connectivity with universal Parallel, Ethernet and USB ports

o    Speeds scale from 320 Kbps to 1.1 Mbps for SDSL, and up to 8 Mbps for ADSL

The Company expects to extend services throughout the home with the following features:

o    Home networking through the existing telephone wire

o    Wireless home connectivity

o    Automation through X10 integration

                                    EXHIBIT C

                                NBCI COMPETITORS


NBC INTERNET, INC. -- NBCI COMPETITORS

4anything.com

ABC

About.com

Amazon.com

AOL.com (which includes but is not limited to Mirabilis-ICQ & Netscape)

AskJeeves

Broadcast.com

CBS

Charter Communications

CMGI

Compaq (which includes but is not limited to Alta Vista)

Compuserve

Direct Hit

Disney (which includes but is not limited to Infoseek & GoNetwork)

Excite@Home

Fox

Go2net Inc.

GOD (Global Online Directory)

Google, Inc.

GoTo.com

HotBot


Hotmail

InfoSpace.com

Looksmart

Lycos (which includes but is not limited to Tripod & Angelfire)

Magellan

MediaOne (which includes but is not limited to Roadrunner)

Microsoft (which includes, but is not limited to MSN)

Mining Company

Northern Lights

Real Networks

TalkCity

TheGlobe.com

Time Warner

USA Networks (which includes but is not limited to Ticketmaster Online & CitySearch)

WebCrawler

Yahoo/GeoCities

                                    EXHIBIT D

                              TELOCITY COMPETITORS

  COMPETITOR LIST: AOL, Excite/@Home, AT&T, MCI/WorldCom, MSN, WebTV, GTE, BBN,
         Mindspring Enterprises/Earthlink Networks, Concentric Network,
  Netcom On-Line Communication Services, Verio, Flashcom, PSINet, Pacific Bell
   Internet, Prodigy, SouthBell Internet, SBC Internet, USWest Internet, Bell Atlantic Internet, MediaOne, DirectTV, RED, DSL.Net, Roadrunner, DSLNetworks,
    Covad, CompuServe, Cincinnati Bell, RCN, Fastpoint Communications, CAIS,
                          Globix Corp., Zyan, UltarCom

                                    EXHIBIT E

                           [INTENTIONALLY LEFT BLANK]

                                    EXHIBIT F

                                      TEAMS

The parties shall mutually agree in writing on the contents of this Exhibit F within thirty (30) days of the Effective Date of the Agreement.

                                    EXHIBIT G

                                FORM OF WARRANTS

THE SECURITIES EVIDENCED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF SUCH SECURITIES REASONABLY SATISFACTORY TO THE COMPANY STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

No.____________

                       WARRANT TO PURCHASE PREFERRED STOCK
                                       of
                                 TELOCITY, INC.

                         (void after December 13, 2004)


        1. Number of Shares Subject to Warrant. FOR VALUE RECEIVED, on and after the Commencement Date (as defined below), and subject to the terms and conditions herein set forth, the Holder (as defined below) is entitled to purchase from Telocity, Inc., a California corporation (the "Company"), at any time before 5:00 p.m. California time on December 13, 2004 ("Termination Date"), at a price per share equal to the Warrant Price (as defined below), the Warrant Stock (as defined below and subject to adjustments as described below) upon exercise of this Warrant pursuant to Section 6 hereof.

        2. Definitions. As used in this Warrant, the following terms shall have the definitions ascribed to them below:

               a. "Commencement Date" shall mean December 13, 1999.

               b. "Holder" shall mean NBC Internet, Inc.

               c. "Securities" shall mean fully paid and non-assessable shares of Series C Preferred Stock of the Company, or after an initial public offering in which all outstanding shares of Preferred Stock convert into Common Stock, Common Stock of the Company.

               d. "Warrant Price" shall be equal to $5.24 per share.

               e. "Warrant Stock" shall mean the Securities purchasable upon exercise of this Warrant or issuable upon conversion of this Warrant. The total number of shares to be issued upon exercise of the Warrant, subject to adjustment as described in Section 3 below, shall equal 1,039,122 shares.

        2. Adjustments and Notices. The Warrant Price shall be subject to adjustment from time to time in accordance with the following provisions:

               a. Subdivision, Stock Dividends or Combinations. In case the Company shall at any time subdivide the outstanding shares of the Securities or shall issue a stock dividend with respect to the Securities, the Warrant Price in effect immediately prior to such subdivision or the issuance of such dividend shall be proportionately decreased, and in case the Company shall at any time combine the outstanding shares of the Securities, the Warrant Price in effect immediately prior to such combination shall be proportionately increased, effective at the close of business on the date of such subdivision, dividend or combination, as the case may be.

               b. Reclassification, Exchange, Substitution, In-Kind Distribution. Upon any reclassifications, exchange, substitution, or other event that results in a change of the number and/or class of the securities issuable upon exercise or conversion of this Warrant or upon the payment of a dividend in securities or property other than Securities, the Holder shall be entitled to receive, upon exercise or conversion of this Warrant, the number and kind of securities and property that the Holder would have received for the Securities if this Warrant had been exercised immediately before the record date for such reclassification, exchange, substitution, or other event or immediately prior to the record date for such dividend. The Company or its successor shall promptly issue to the Holder a new Warrant for such new securities or other property. The new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 3 including, without limitation, adjustments to the Warrant Price and to the number of securities or property issuable upon exercise of the new Warrant. The provisions of this Section 3(b) shall similarly apply to successive reclassifications, exchanges, substitutions, or other events and successive dividends.

               c. Reorganization, Merger etc. In case of any merger or consolidation of the Company into or with another corporation, the Company, or such successor or purchasing corporation, as the case may be, shall, as a condition to closing any such reorganization, merger or sale, duly execute and deliver to the Holder hereof a new warrant so that the Holder shall have the right to receive, at a total purchase price not to exceed that payable upon the exercise of the unexercised portion of this Warrant, and in lieu of the shares of the Securities theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reorganization, merger or sale by the Holder of the number of shares of Securities then purchasable under this Warrant. Such new warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 3. The provisions of this subparagraph (c) shall similarly apply to successive reorganizations, mergers and sales.

               d. No Impairment. The Company shall not, by amendment of its Articles of Incorporation or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue, or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by the Company, but shall at all times in good faith assist in carrying out of all the provisions of this Section 3 and in taking all such action as may be necessary or appropriate to protect the Holder's rights under this Section 3 against impairment. If the Company takes any action affecting the Securities other than as described above that adversely affects the Holder's rights under this Warrant, the Warrant Price shall be adjusted downward by an amount equal to the diminution in value of the Warrant (including any unrealized gain) as a result of such action.

               e. Notice. Upon any adjustment of the Warrant Price and any increase or decrease in the number of shares of the Securities purchasable upon the exercise or conversion of this Warrant, then, and in each such case, the Company, as promptly as practicable thereafter, shall give written notice thereof to the Holder of this Warrant at the address of such Holder as shown on the books of the Company which notice shall state the Warrant Price as adjusted and the increased or decreased number of shares purchasable upon the exercise or conversion of this Warrant, setting forth in reasonable detail the method of calculation of each. The Company further agrees to notify the Holder of this Warrant in writing of a reorganization, merger or sale in accordance with
Section 3(c) hereof at least forty-five (45) days prior to the effective date thereof. The Company also agrees to notify the Holder of this Warrant in writing of a proposed public offering at least thirty (30) days prior to the effective date thereof.

               f. Fractional Shares. No fractional shares shall be issuable upon exercise or conversion of the Warrant and the number of shares to be issued shall be rounded to the nearest whole share.

        3. No Shareholder Rights. This Warrant, by itself, as distinguished from any shares purchased hereunder, shall not entitle its Holder to any of the rights of a shareholder of the Company.

        4. Reservation of Stock; Taxes.

               a. On and after the Commencement Date, the Company will reserve from its authorized and unissued Securities a sufficient number of shares to provide for the issuance of Warrant Stock upon the exercise or conversion of this Warrant and shall reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the conversion of the Warrant Stock. Issuance of this Warrant shall constitute full authority to the Company's officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Warrant Stock issuable upon the exercise or conversion of this Warrant.

               b. The Company covenants that all Securities that may be issued upon the exercise of rights represented by this Warrant will, upon exercise, be fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue (other than taxes in respect of any transfer occurring contemporaneously with such issue). The Company shall pay any and all United States federal, state and local taxes and other charges that may be payable in connection with the preparation, issuance and delivery of the certificates representing Securities issued hereunder.

        5. Exercise of Warrant. This Warrant may be exercised in whole or part by the Holder, at any time after the date hereof prior to the termination of this Warrant, by the surrender of this Warrant, together with the Notice of Exercise and Investment Representation Statement in the forms attached hereto as Attachments 1 and 2, respectively, duly completed and executed at the principal office of the Company, specifying the portion of the Warrant to be exercised and accompanied by payment in full of the Warrant Price in cash or by check with respect to the shares of Warrant Stock being purchased. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Warrant Stock issuable upon such exercise shall be treated for all purposes as Holder of such shares of record as of the close of business on such date. As promptly as practicable after such date (but no later than fifteen (15) days after such date), the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of full shares of Warrant Stock issuable upon such exercise. If the Warrant shall be exercised for less than the total number of shares of Warrant Stock then issuable upon exercise, promptly after surrender of the Warrant upon such exercise (but no later than fifteen (15) days after such surrender), the Company will execute and deliver a new Warrant, dated the date hereof, evidencing the right of the Holder to the balance of the Warrant Stock purchasable hereunder upon the same terms and conditions set forth herein.

        6. Conversion.

               a. In lieu of exercising this Warrant or any portion hereof, the Holder hereof shall have the right to convert this Warrant or any portion hereof into Warrant Stock by executing and delivering to the Company at its principal office the written Notice of Conversion and Investment Representation Statement in the forms attached hereto as Attachments 2 and 3, specifying the portion of the Warrant to be converted, and accompanied by this Warrant. The number of shares of Warrant Stock to be issued to the Holder upon such conversion shall be computed using the following formula:

                                X = (P)(Y)(A-B)/A

where                 X =    the number of shares of Securities to be issued to
                             the Holder for the portion of the Warrant being converted.

                      P = the portion of the Warrant being converted expressed as a decimal fraction.

                      Y = the total number of shares of Securities issuable upon exercise of the Warrant in full.

                      A =    the Fair Market Value of one share of Warrant
                             Stock.

                      B =    the Warrant Price on the date of conversion.

               b. For purposes of this Section 6, "Fair Market Value" shall mean:

                      (i) the closing price of shares of the Company's common
               stock quoted on the Nasdaq National Market or the closing price quoted on any exchange on which such shares are listed, whichever is applicable, on the trading day immediately preceding the date of delivery of the notices pursuant to this Section 3 (it being understood that the original Warrant may be surrendered on the subsequent day if such original Warrant is provided to an overnight courier service (eg, Federal Express) on the date of delivery of such notices), or

                      (ii) if the Company's common stock is not listed on the
               Nasdaq National Market or on an exchange, the fair market value of one share of common stock as determined in good faith by the Company's Board of Directors.; provided, however, that if the Holder shall dispute the market price as determined by the Board, the Holder and the Company may retain an independent expert mutually agreed upon in good faith by the Holder and the Board (an "Independent Expert"). The determination of market price by the Independent Expert shall be final, binding and conclusive on the Company and the Holder. All costs and expenses of the Independent Expert shall be borne by the Holder unless the determination of fair market value is more favorable to such Holder by 5% or more, in which case, all such costs and expenses shall be borne by the Company.

               c. Any portion of this Warrant that is converted shall be immediately canceled. This Warrant or any portion hereof shall be deemed to have been converted immediately prior to the close of business on the date of its surrender for conversion as provided above, and the person entitled to receive the shares of Warrant Stock issuable upon such conversion shall be treated for all purposes as the Holder of such shares of record as of the close of business on such date. As promptly as practicable after such date (but no later than fifteen (15) days after such date), the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of full shares of Warrant Stock issuable upon such conversion. If the Warrant shall be converted for less than the total number of shares of Warrant Stock then issuable upon conversion, promptly after surrender of the Warrant upon such conversion (but no later than fifteen (15) days after such surrender), the Company will execute and deliver a new Warrant, dated the date hereof, evidencing the right of the Holder to the balance of the Warrant Stock purchasable hereunder upon the same terms and conditions set forth herein. Notwithstanding anything to the contrary contained herein, the Holder may elect to receive a net issuance of Securities pursuant to this Section 6 when converting this Warrant in part.

        7. Transfer of Warrant. This Warrant may be transferred or assigned by the Holder hereof in whole or in part to an affiliate of the Holder if (i) the transferee agrees in writing to be subject to the terms of this Warrant; and
(ii) the transferee delivers written notice of such transfer to the Company. Upon any partial transfer, the Company will at its expense issue and deliver to the Holder a new Warrant of like tenor, in the name of the Holder, which shall be exercisable for such number of Securities that were not so transferred.

        8. Representations and Warranties. The Company hereby makes all the representations and warranties set forth in Section 3 of the Series C Preferred Stock Purchase Agreement dated as of the date hereof among the Company, the Holder and certain other investors (the "Series C Preferred Stock Purchase Agreement"). The Holder hereby makes all the representations and warranties set forth in Section 4 of the Series C Preferred Stock Purchase Agreement.

        9. Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor and dated as of such cancellation or delivery, in lieu of this Warrant.

        10. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday in San Francisco, California, then such action may be taken or such right may be exercised on the next succeeding day not a legal holiday in San Francisco, California.

        11. Termination. This Warrant shall terminate on 5:00 p.m. California time on the Termination Date.

        12. Miscellaneous. This Warrant shall be governed by the laws of the State of California, as such laws are applied to contracts to be entered into and performed entirely in California. The headings in this Warrant are for purposes of convenience and reference only, and shall not be deemed to constitute a part hereof. Neither this Warrant nor any term hereof may be changed or waived orally, but only by an instrument in writing signed by the Company and the Holder of this Warrant. The terms and provisions of this Warrant shall inure to the benefit of, and be binding upon, the Company, the Holder and their respective successors and assigns. All notices and other communications from the Company to the Holder of this Warrant shall be delivered personally or mailed by first class mail, postage prepaid, to the address furnished to the Company by the Holder in the Series C Preferred Stock Purchase Agreement, or to such other address as the Holder or any transferee or assignee thereof shall have furnished to the Company in writing, and if mailed shall be deemed given three days after deposit in the United States mail.

        ISSUED:December 13, 1999

                                        TELOCITY, INC.



                                        By:
                                           -------------------------------------
                                             Patti Hart, President

                                  Attachment 1

                               NOTICE OF EXERCISE

TO:     TELOCITY, INC.

        1. The undersigned hereby elects to purchase shares of the Warrant Stock of Telocity, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price in full.

        2. Please issue a certificate or certificates representing said shares of Warrant Stock in the name of the undersigned or in such other name as is specified below:

                    ----------------------------------------
                                     (Name)


                    ----------------------------------------
                                    (Address)



-------------------------               ----------------------------------------
(Date)                                  (Name of Warrant Holder)

                                        By:
                                            ------------------------------------

                                        Title:
                                              ----------------------------------

                                  Attachment 2

                       INVESTMENT REPRESENTATION STATEMENT

                            Shares of the Securities
                     (as defined in the attached Warrant) of
                                 TELOCITY, INC.

        In connection with the purchase of the above-listed securities, the undersigned hereby represents to Telocity, Inc. (the "Company") as follows:

        (a) The securities to be received upon the exercise of the Warrant (the "Securities") will be acquired for investment for its own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and the undersigned has no present intention of selling, granting participation in or otherwise distributing the same, but subject, nevertheless, to any requirement of law that the disposition of its property shall at all times be within its control. By executing this Statement, the undersigned further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer, or grant participations to such person or to any third person, with respect to any Securities issuable upon exercise of the Warrant.

        (b) The undersigned understands that the Securities issuable upon exercise of the Warrant at the time of issuance may not be registered under the Securities Act of 1933, as amended (the "Act"), and applicable state securities laws, on the ground that the issuance of such securities is exempt pursuant to
Section 4(2) of the Act and state law exemptions relating to offers and sales not by means of a public offering, and that the Company's reliance on such exemptions is predicated on the undersigned's representations set forth herein.

        (c) Except for a transfer by the undersigned, in the event the undersigned is a partnership, to a limited or general partner of such partnership, the undersigned agrees that in no event will it make a disposition of any Securities acquired upon the exercise of the Warrant unless and until (i) it shall have notified the Company of the proposed disposition, and (ii) it shall have furnished the Company with an opinion of counsel reasonably satisfactory to the Company and Company's counsel to the effect that (A) appropriate action necessary for compliance with the Act and any applicable state securities laws has been taken or an exemption from the registration requirements of the Act and such laws is available, and (B) the proposed transfer will not violate any of said laws. Notwithstanding the foregoing, no opinion of counsel shall be required for any transfer to an affiliate (as such term is defined in Rule 405 of the Act) of the undersigned.

        (d) The undersigned acknowledges that an investment in the Company is highly speculative and represents that it is able to fend for itself in the transactions contemplated by this Statement, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investments, and has the ability to bear the economic risks (including the risk of a total loss) of its investment. The undersigned represents that it has had the opportunity to ask questions of the Company concerning the Company's business and assets and to obtain any additional information which it considered necessary to verify the accuracy of or to amplify the Company's disclosures, and has had all questions which have been asked by it satisfactorily answered by the Company.

        (e) The undersigned acknowledges that the Securities issuable upon exercise of the Warrant must be held indefinitely unless subsequently registered under the Act or an exemption from such registration is available. The undersigned is aware of the provisions of Rule 144 promulgated under the Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being through a "broker's transaction" or in transactions directly with a "market makers" (as provided by Rule 144(f)) and the number of shares being sold during any three-month period not exceeding specified limitations.

        Dated:
              ----------------------


                                        ----------------------------------------
                                        (Typed or Printed Name)


                                        By:
                                           -------------------------------------
                                             (Signature)


                                        ----------------------------------------
                                        (Title)

                                  Attachment 3

                              NOTICE OF CONVERSION

TO:     TELOCITY, INC.

        1. The undersigned hereby elects to acquire shares of the Securities of Telocity, Inc. pursuant to the terms of the attached Warrant, by conversion of percent ( %) of the Warrant.

        2. Please issue a certificate or certificates representing said shares of Securities in the name of the undersigned or in such other name as is specified below:

                    ----------------------------------------
                                     (Name)


                    ----------------------------------------
                                    (Address)



-------------------------               ----------------------------------------
(Date)                                  (Name of Warrant Holder)

                                        By:
                                            ------------------------------------

                                        Title:
                                              ----------------------------------

THE SECURITIES EVIDENCED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF SUCH SECURITIES REASONABLY SATISFACTORY TO THE COMPANY STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

No.____________

                       WARRANT TO PURCHASE PREFERRED STOCK
                                       of
                                 TELOCITY, INC.

                         (void after December 13, 2004)

        1. Number of Shares Subject to Warrant. FOR VALUE RECEIVED, on and after the Commencement Date (as defined below), and subject to the terms and conditions herein set forth, the Holder (as defined below) is entitled to purchase from Telocity, Inc., a California corporation (the "Company"), at any time before 5:00 p.m. California time on December 13, 2004 ("Termination Date"), at a price per share equal to the Warrant Price (as defined below), the Warrant Stock (as defined below and subject to adjustments as described below) upon exercise of this Warrant pursuant to Section 6 hereof.

        2. Definitions. As used in this Warrant, the following terms shall have the definitions ascribed to them below:

               a. "Commencement Date" shall mean December 13, 1999.

               b. "Holder" shall mean National Broadcasting Company, Inc.

               c. "Securities" shall mean fully paid and non-assessable shares of Series C Preferred Stock of the Company, or after an initial public offering in which all outstanding shares of Preferred Stock convert into Common Stock, Common Stock of the Company.

               d. "Warrant Price" shall be equal to $5.24 per share.

               e. "Warrant Stock" shall mean the Securities purchasable upon exercise of this Warrant or issuable upon conversion of this Warrant. The total number of shares to be issued upon exercise of the Warrant, subject to adjustment as described in Section 3 below, shall equal 850,191 shares.

        2. Adjustments and Notices. The Warrant Price shall be subject to adjustment from time to time in accordance with the following provisions:

               a. Subdivision, Stock Dividends or Combinations. In case the Company shall at any time subdivide the outstanding shares of the Securities or shall issue a stock dividend with respect to the Securities, the Warrant Price in effect immediately prior to such subdivision or the issuance of such dividend shall be proportionately decreased, and in case the Company shall at any time combine the outstanding shares of the Securities, the Warrant Price in effect immediately prior to such combination shall be proportionately increased, effective at the close of business on the date of such subdivision, dividend or combination, as the case may be.

               b. Reclassification, Exchange, Substitution, In-Kind Distribution. Upon any reclassifications, exchange, substitution, or other event that results in a change of the number and/or class of the securities issuable upon exercise or conversion of this Warrant or upon the payment of a dividend in securities or property other than Securities, the Holder shall be entitled to receive, upon exercise or conversion of this Warrant, the number and kind of securities and property that the Holder would have received for the Securities if this Warrant had been exercised immediately before the record date for such reclassification, exchange, substitution, or other event or immediately prior to the record date for such dividend. The Company or its successor shall promptly issue to the Holder a new Warrant for such new securities or other property. The new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 3 including, without limitation, adjustments to the Warrant Price and to the number of securities or property issuable upon exercise of the new Warrant. The provisions of this Section 3(b) shall similarly apply to successive reclassifications, exchanges, substitutions, or other events and successive dividends.

               c. Reorganization, Merger etc. In case of any merger or consolidation of the Company into or with another corporation, the Company, or such successor or purchasing corporation, as the case may be, shall, as a condition to closing any such reorganization, merger or sale, duly execute and deliver to the Holder hereof a new warrant so that the Holder shall have the right to receive, at a total purchase price not to exceed that payable upon the exercise of the unexercised portion of this Warrant, and in lieu of the shares of the Securities theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reorganization, merger or sale by the Holder of the number of shares of Securities then purchasable under this Warrant. Such new warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 3. The provisions of this subparagraph (c) shall similarly apply to successive reorganizations, mergers and sales.

               d. No Impairment. The Company shall not, by amendment of its Articles of Incorporation or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue, or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by the Company, but shall at all times in good faith assist in carrying out of all the provisions of this Section 3 and in taking all such action as may be necessary or appropriate to protect the Holder's rights under this Section 3 against impairment. If the Company takes any action affecting the Securities other than as described above that adversely affects the Holder's rights under this Warrant, the Warrant Price shall be adjusted downward by an amount equal to the diminution in value of the Warrant (including any unrealized gain) as a result of such action.

               e. Notice. Upon any adjustment of the Warrant Price and any increase or decrease in the number of shares of the Securities purchasable upon the exercise or conversion of this Warrant, then, and in each such case, the Company, as promptly as practicable thereafter, shall give written notice thereof to the Holder of this Warrant at the address of such Holder as shown on the books of the Company which notice shall state the Warrant Price as adjusted and the increased or decreased number of shares purchasable upon the exercise or conversion of this Warrant, setting forth in reasonable detail the method of calculation of each. The Company further agrees to notify the Holder of this Warrant in writing of a reorganization, merger or sale in accordance with
Section 3(c) hereof at least forty-five (45) days prior to the effective date thereof. The Company also agrees to notify the Holder of this Warrant in writing of a proposed public offering at least thirty (30) days prior to the effective date thereof.

               f. Fractional Shares. No fractional shares shall be issuable upon exercise or conversion of the Warrant and the number of shares to be issued shall be rounded to the nearest whole share.

        3. No Shareholder Rights. This Warrant, by itself, as distinguished from any shares purchased hereunder, shall not entitle its Holder to any of the rights of a shareholder of the Company.

        4. Reservation of Stock; Taxes.

               a. On and after the Commencement Date, the Company will reserve from its authorized and unissued Securities a sufficient number of shares to provide for the issuance of Warrant Stock upon the exercise or conversion of this Warrant and shall reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the conversion of the Warrant Stock. Issuance of this Warrant shall constitute full authority to the Company's officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Warrant Stock issuable upon the exercise or conversion of this Warrant.

               b. The Company covenants that all Securities that may be issued upon the exercise of rights represented by this Warrant will, upon exercise, be fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue (other than taxes in respect of any transfer occurring contemporaneously with such issue). The Company shall pay any and all United States federal, state and local taxes and other charges that may be payable in connection with the preparation, issuance and delivery of the certificates representing Securities issued hereunder.

        5. Exercise of Warrant. This Warrant may be exercised in whole or part by the Holder, at any time after the date hereof prior to the termination of this Warrant, by the surrender of this Warrant, together with the Notice of Exercise and Investment Representation Statement in the forms attached hereto as Attachments 1 and 2, respectively, duly completed and executed at the principal office of the Company, specifying the portion of the Warrant to be exercised and accompanied by payment in full of the Warrant Price in cash or by check with respect to the shares of Warrant Stock being purchased. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Warrant Stock issuable upon such exercise shall be treated for all purposes as Holder of such shares of record as of the close of business on such date. As promptly as practicable after such date (but no later than fifteen (15) days after such date), the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of full shares of Warrant Stock issuable upon such exercise. If the Warrant shall be exercised for less than the total number of shares of Warrant Stock then issuable upon exercise, promptly after surrender of the Warrant upon such exercise (but no later than fifteen (15) days after such surrender), the Company will execute and deliver a new Warrant, dated the date hereof, evidencing the right of the Holder to the balance of the Warrant Stock purchasable hereunder upon the same terms and conditions set forth herein.

        6. Conversion.

               a. In lieu of exercising this Warrant or any portion hereof, the Holder hereof shall have the right to convert this Warrant or any portion hereof into Warrant Stock by executing and delivering to the Company at its principal office the written Notice of Conversion and Investment Representation Statement in the forms attached hereto as Attachments 2 and 3, specifying the portion of the Warrant to be converted, and accompanied by this Warrant. The number of shares of Warrant Stock to be issued to the Holder upon such conversion shall be computed using the following formula:

                                X = (P)(Y)(A-B)/A

where                   X = the number of shares of Securities to be issued to
                            the Holder for the portion of the Warrant being converted.

                        P = the portion of the Warrant being converted expressed
                            as a decimal fraction.

                        Y = the total number of shares of Securities issuable
                            upon exercise of the Warrant in full.

                        A = the Fair Market Value of one share of Warrant Stock.

                        B = the Warrant Price on the date of conversion.

               b. For purposes of this Section 6, "Fair Market Value" shall mean:

                      (i) the closing price of shares of the Company's common
               stock quoted on the Nasdaq National Market or the closing price quoted on any exchange on which such shares are listed, whichever is applicable, on the trading day immediately preceding the date of delivery of the notices pursuant to this Section 3 (it being understood that the original Warrant may be surrendered on the subsequent day if such original Warrant is provided to an overnight courier service (eg, Federal Express) on the date of delivery of such notices), or

                      (ii) if the Company's common stock is not listed on the
               Nasdaq National Market or on an exchange, the fair market value of one share of common stock as determined in good faith by the Company's Board of Directors.; provided, however, that if the Holder shall dispute the market price as determined by the Board, the Holder and the Company may retain an independent expert mutually agreed upon in good faith by the Holder and the Board (an "Independent Expert"). The determination of market price by the Independent Expert shall be final, binding and conclusive on the Company and the Holder. All costs and expenses of the Independent Expert shall be borne by the Holder unless the determination of fair market value is more favorable to such Holder by 5% or more, in which case, all such costs and expenses shall be borne by the Company.

               c. Any portion of this Warrant that is converted shall be immediately canceled. This Warrant or any portion hereof shall be deemed to have been converted immediately prior to the close of business on the date of its surrender for conversion as provided above, and the person entitled to receive the shares of Warrant Stock issuable upon such conversion shall be treated for all purposes as the Holder of such shares of record as of the close of business on such date. As promptly as practicable after such date (but no later than fifteen (15) days after such date), the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of full shares of Warrant Stock issuable upon such conversion. If the Warrant shall be converted for less than the total number of shares of Warrant Stock then issuable upon conversion, promptly after surrender of the Warrant upon such conversion (but no later than fifteen (15) days after such surrender), the Company will execute and deliver a new Warrant, dated the date hereof, evidencing the right of the Holder to the balance of the Warrant Stock purchasable hereunder upon the same terms and conditions set forth herein. Notwithstanding anything to the contrary contained herein, the Holder may elect to receive a net issuance of Securities pursuant to this Section 6 when converting this Warrant in part.

        7. Transfer of Warrant. This Warrant may be transferred or assigned by the Holder hereof in whole or in part to an affiliate of the Holder if (i) the transferee agrees in writing to be subject to the terms of this Warrant; and
(ii) the transferee delivers written notice of such transfer to the Company. Upon any partial transfer, the Company will at its expense issue and deliver to the Holder a new Warrant of like tenor, in the name of the Holder, which shall be exercisable for such number of Securities that were not so transferred.

        8. Representations and Warranties. The Company hereby makes all the representations and warranties set forth in Section 3 of the Series C Preferred Stock Purchase Agreement dated as of the date hereof among the Company, the Holder and certain other investors (the "Series C Preferred Stock Purchase Agreement"). The Holder hereby makes all the representations and warranties set forth in Section 4 of the Series C Preferred Stock Purchase Agreement.

        9. Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor and dated as of such cancellation or delivery, in lieu of this Warrant.

        10. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday in San Francisco, California, then such action may be taken or such right may be exercised on the next succeeding day not a legal holiday in San Francisco, California.

        11. Termination. This Warrant shall terminate on 5:00 p.m. California time on the Termination Date.

        12. Miscellaneous. This Warrant shall be governed by the laws of the State of California, as such laws are applied to contracts to be entered into and performed entirely in California. The headings in this Warrant are for purposes of convenience and reference only, and shall not be deemed to constitute a part hereof. Neither this Warrant nor any term hereof may be changed or waived orally, but only by an instrument in writing signed by the Company and the Holder of this Warrant. The terms and provisions of this Warrant shall inure to the benefit of, and be binding upon, the Company, the Holder and their respective successors and assigns. All notices and other communications from the Company to the Holder of this Warrant shall be delivered personally or mailed by first class mail, postage prepaid, to the address furnished to the Company by the Holder in the Series C Preferred Stock Purchase Agreement, or to such other address as the Holder or any transferee or assignee thereof shall have furnished to the Company in writing, and if mailed shall be deemed given three days after deposit in the United States mail.

        ISSUED:December 13, 1999

                                 TELOCITY, INC.

                                 By:
                                    -------------------------------
                                     Patti Hart, President

                                  Attachment 1

                               NOTICE OF EXERCISE

TO: TELOCITY, INC.

        1. The undersigned hereby elects to purchase _________ shares of the Warrant Stock of Telocity, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price in full.

        2. Please issue a certificate or certificates representing said shares of Warrant Stock in the name of the undersigned or in such other name as is specified below:

                    ----------------------------------------
                                     (Name)

                    ----------------------------------------
                                    (Address)
-------------------------------                  -------------------------------
(Date)                                           (Name of Warrant Holder)

                                                 By:
                                                    ----------------------------

                                                 Title:
                                                       -------------------------

                                  Attachment 2

                       INVESTMENT REPRESENTATION STATEMENT

                            Shares of the Securities
                     (as defined in the attached Warrant) of
                                 TELOCITY, INC.

        In connection with the purchase of the above-listed securities, the undersigned hereby represents to Telocity, Inc. (the "Company") as follows:

        (a) The securities to be received upon the exercise of the Warrant (the "Securities") will be acquired for investment for its own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and the undersigned has no present intention of selling, granting participation in or otherwise distributing the same, but subject, nevertheless, to any requirement of law that the disposition of its property shall at all times be within its control. By executing this Statement, the undersigned further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer, or grant participations to such person or to any third person, with respect to any Securities issuable upon exercise of the Warrant.

        (b) The undersigned understands that the Securities issuable upon exercise of the Warrant at the time of issuance may not be registered under the Securities Act of 1933, as amended (the "Act"), and applicable state securities laws, on the ground that the issuance of such securities is exempt pursuant to
Section 4(2) of the Act and state law exemptions relating to offers and sales not by means of a public offering, and that the Company's reliance on such exemptions is predicated on the undersigned's representations set forth herein.

        (c) Except for a transfer by the undersigned, in the event the undersigned is a partnership, to a limited or general partner of such partnership, the undersigned agrees that in no event will it make a disposition of any Securities acquired upon the exercise of the Warrant unless and until (i) it shall have notified the Company of the proposed disposition, and (ii) it shall have furnished the Company with an opinion of counsel reasonably satisfactory to the Company and Company's counsel to the effect that (A) appropriate action necessary for compliance with the Act and any applicable state securities laws has been taken or an exemption from the registration requirements of the Act and such laws is available, and (B) the proposed transfer will not violate any of said laws. Notwithstanding the foregoing, no opinion of counsel shall be required for any transfer to an affiliate (as such term is defined in Rule 405 of the Act) of the undersigned.

        (d) The undersigned acknowledges that an investment in the Company is highly speculative and represents that it is able to fend for itself in the transactions contemplated by this Statement, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investments, and has the ability to bear the economic risks (including the risk of a total loss) of its investment. The undersigned represents that it has had the opportunity to ask questions of the Company concerning the Company's business and assets and to obtain any additional information which it considered necessary to verify the accuracy of or to amplify the Company's disclosures, and has had all questions which have been asked by it satisfactorily answered by the Company.

        (e) The undersigned acknowledges that the Securities issuable upon exercise of the Warrant must be held indefinitely unless subsequently registered under the Act or an exemption from such registration is available. The undersigned is aware of the provisions of Rule 144 promulgated under the Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being through a "broker's transaction" or in transactions directly with a "market makers" (as provided by Rule 144(f)) and the number of shares being sold during any three-month period not exceeding specified limitations.

        Dated:
              -------------------------------

                                      -------------------------------
                                      (Typed or Printed Name)

                                      By:
                                         ----------------------------
                                           (Signature)

                                      -------------------------------
                                      (Title)

                                  Attachment 3

                              NOTICE OF CONVERSION

TO: TELOCITY, INC.

        1. The undersigned hereby elects to acquire _________ shares of the Securities of Telocity, Inc. pursuant to the terms of the attached Warrant, by conversion of ____ percent (__%) of the Warrant.

        2. Please issue a certificate or certificates representing said shares of Securities in the name of the undersigned or in such other name as is specified below:

                      ------------------------------------
                                     (Name)

                      ------------------------------------
                                    (Address)

Dated:
      -------------------------------

                                             -------------------------------
                                             (Typed or Printed Name)

                                              By:
                                                 ---------------------------
                                                   (Signature)

                                             -------------------------------
                                             (Title)